UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAMES L. DOLAN
Executive Chairman and
Chief Executive Officer
Notice of Special Meeting and
Proxy Statement
Dear Stockholder:
You are cordially invited to attend our special meeting of stockholders, which will be conducted via live webcast on Monday, June 9, 2025, at 10:00 a.m. Eastern Time. You can attend the special meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGE2025SM. There is no in-person special meeting for you to attend.
Information on how to vote and, if you wish to attend, the requirements to register in advance and how to ask questions during the special meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan Executive Chairman and Chief Executive Officer

April [ ], 2025

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Madison Square Garden Entertainment Corp.
A special meeting (the “special meeting”) of stockholders of Madison Square Garden Entertainment Corp. (the “Company”) will be held on Monday, June 9, 2025, at 10:00 a.m. Eastern Time. You can attend the special meeting via the internet, vote your shares electronically and submit your questions during the special meeting, by visiting www.virtualshareholdermeeting.com/MSGE2025SM (there is no physical location for the special meeting). In order to attend the special meeting, you must register in advance at www.proxyvote.com prior to the deadline of June 4, 2025 at 5:00 p.m. Eastern Time. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to register in advance for and to join on the day of the special meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to register for and participate in the meeting please see “How do I attend, vote and ask questions during the special meeting?”
The special meeting will be held to consider and vote upon the following matters:
1.Approval of the redomestication of the Company to the State of Nevada by conversion.
2.Conduct such other business as may be properly brought before the special meeting.
Only stockholders of record on April 17, 2025 may vote during the special meeting.
Your vote is important to us. Even if you plan on participating in the special meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello Secretary
New York, New York
April [ ], 2025

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

i

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held at 10:00 a.m., Eastern Time, on Monday, June 9, 2025
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.
QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND OUR SPECIAL MEETING
Why am I receiving these materials?
This Proxy Statement and the form of proxy card are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the special meeting of stockholders of Madison Square Garden Entertainment Corp., a Delaware corporation, and any postponements, adjournments, or continuations thereof. The special meeting will be held on Monday, June 9, 2025, at 10:00 a.m., Eastern Time. The special meeting will be conducted virtually via webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/MSGE2025SM, where you will be able to listen to the special meeting, submit questions and vote online during the special meeting.
The Notice of Special Meeting and Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the accompanying notice of special meeting and form of proxy is first being sent or given on or about April [ ], 2025 to all stockholders of record as of the close of business on April 17, 2025. The proxy materials can be accessed as of April [ ], 2025 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability of Proxy Materials, then you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials are set forth in the Notice of Internet Availability of Proxy Materials.
What proposal will be voted on at the special meeting?
The sole proposal to be voted on at the special meeting is the approval of the redomestication of the Company to the State of Nevada by conversion. As of the date of this Proxy Statement, our management and Board were not aware of any other matters to be presented at the special meeting.
How does the Board recommend that I vote on this proposal?
Our Board recommends that you vote your shares “FOR” the approval of the redomestication of the Company to the State of Nevada by conversion.
Who may vote during the special meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “common stock”), as recorded in our stock register at the close of business on April 17, 2025, may vote during the special meeting. On April 17, 2025, there were [ ] shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share. Each share of Class B Common Stock has ten votes per share. As a result of their ownership of all of the shares of Class B Common Stock, the Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”) have the power to approve the redomestication of the Company to the State of Nevada by conversion.
Why did I receive a Notice of Special Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Special Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Special Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Special Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the special meeting.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the special meeting?
In order to carry on the business of the special meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, April 17, 2025, to be present, either by participating in the special meeting or by proxy. This is known as a “quorum.” Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.
How do I vote?
You may vote in advance of the special meeting by telephone, Internet or mail by following the instructions provided on the Notice of Special Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the special meeting. For more information on how to vote during the special meeting, please see the question titled “How do I attend, vote and ask questions during the special meeting?” below. Even if you plan to participate in the special meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the special meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the redomestication of the Company to the State of Nevada by conversion. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the special meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
What is the voting requirement to approve the proposal?
The proposal to approve the redomestication of the Company to the State of Nevada by conversion requires the favorable vote of a majority of the voting power of our outstanding shares of stock entitled to vote thereon. Abstentions and broker non-votes will count the same as votes cast against the proposal. As a result of their ownership of all of the shares of our Class B Common Stock, the Dolan Family Group has the power to approve the proposal to approve the redomestication of the Company to the State of Nevada by conversion, regardless of how other shares are voted.
Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the special meeting. You may change your vote prior to the special meeting by:
•re-voting your shares by Internet or by telephone by following the instructions on the Notice of Special Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the special meeting will be counted);
•signing and returning a valid proxy card or voting instruction form with a later date;
•delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or
•attending the special meeting and re-voting your shares electronically during the special meeting by clicking “Vote Here” on the meeting website (but your attendance at the special meeting will not automatically revoke your proxy unless you validly vote again at the special meeting).
If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.
How will my shares be voted at the special meeting if I submit a proxy card?
The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is “FOR” the approval of the redomestication of the Company to the State of Nevada by conversion.
Do I have appraisal rights with respect to the redomestication of the Company to the State of Nevada by conversion?
Holders of our Delaware Corporation Class A Common Stock (as defined below) are not entitled to appraisal rights with respect to the redomestication of the Company to the State of Nevada by conversion described in this proxy statement.
If the redomestication of the Company to the State of Nevada by conversion is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock (as defined below) who (1) do not vote in favor of the approval of the redomestication of the Company to the State of Nevada by conversion; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time (as defined below); (4) otherwise comply with the procedures of Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the proposal to approve the redomestication of the Company to the State of Nevada by conversion under Section 262 of the DGCL.

Who participates in and pays for this solicitation?
The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.
We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.
How do I attend, vote and ask questions during the special meeting?
In order to attend and participate in the special meeting, you must register in advance at www.proxyvote.com by 5:00 p.m. Eastern Time on June 4, 2025. The special meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the special meeting, you must have been a stockholder of record at the close of business on the record date of April 17, 2025 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the special meeting were held in person, including the ability to vote shares electronically during the special meeting and ask questions in accordance with the rules of conduct for the special meeting, which will be posted to our investor relations website, https://investor.msgentertainment.com, and will be available on www.virtualshareholdermeeting.com/MSGE2025SM during the special meeting.
Attending the Special Meeting. To attend the special meeting, you must first register at www.proxyvote.com by the deadline of 5:00 p.m. Eastern Time on June 4, 2025. On the day of the special meeting, the special meeting can be accessed by visiting www.virtualshareholdermeeting.com/MSGE2025SM. To register for and participate in the special meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Legal Proxy. Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the special meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on May 30, 2025.
Voting During the Special Meeting. If you have not voted your shares prior to the special meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the special meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the special meeting, you are encouraged to vote your shares prior to the special meeting by one of the methods described in the proxy materials you previously received. You will not be able to vote during the special meeting unless you register in advance prior to the deadline.
Asking Questions. If you wish to submit a question, you may do so live during the special meeting by accessing the special meeting at www.virtualshareholdermeeting.com/MSGE2025SM.
Only questions pertinent to the meeting matter will be answered during the special meeting, subject to time constraints. If any questions pertinent to the meeting matter cannot be answered during the special meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.msgentertainment.com. The questions and answers will be available as soon as reasonably practicable after the special meeting and will remain available until one week after posting. You will not be able to ask questions during the special meeting unless you register in advance prior to the deadline.
Help with Technical Difficulties. If you have any technical difficulties accessing the special meeting on the meeting date, please call the phone numbers displayed on the special meeting website, www.virtualshareholdermeeting.com/MSGE2025SM. If there are any technical issues in convening or hosting the special meeting, we will promptly post information to our investor relations website, https://investor.msgentertainment.com, including information on when the special meeting will be reconvened.
For a period of at least 10 days prior to the special meeting, a complete list of stockholders entitled to vote during the special meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@msg.com one business day in advance to schedule your visit.
Where can I find the voting results of the special meeting?
We anticipate announcing preliminary voting results at the special meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) that we will file with the U.S. SEC within four business days after the meeting. If final voting results are not available to us in time to timely file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, how to vote on the proposal, how to request printed copies of the proxy materials, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our stockholder meetings.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed proxy materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability of Proxy Materials or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.
What is “householding” and how does it affect me?
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Special Meeting and Proxy Statement unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the special meeting.
Stockholders who participate in householding will continue to receive separate proxy cards.
If you participate in householding and wish to receive a separate copy of this Notice of Special Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
How can I get electronic access to the proxy materials?
The Notice of Special Meeting, this Proxy Statement and the proxy card are available at www.proxyvote.com.
In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead, we are sending these stockholders a Notice of Special Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this Proxy Statement, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The

Notice of Special Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.
If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

FORWARD-LOOKING STATEMENTS
This Proxy Statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning our plans and expectations regarding the Nevada Redomestication (as defined herein) and potential benefits, implications, risks, costs, tax effects, costs savings or other related implications associated with the Nevada Redomestication. Words such as “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “plans,” and similar words and terms used in the discussion of future operating and future financial performance identify forward-looking statements.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments or events may differ materially from those in the forward-looking statements as a result of various factors, including financial community perceptions of us and our business, operations, financial condition and the industries in which we operate and the factors described in our filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required by law or applicable regulations.

PROPOSAL – APPROVAL OF THE REDOMESTICATION OF
THE COMPANY TO THE STATE OF NEVADA BY CONVERSION
Our Board has approved, and recommends that stockholders approve, a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”), and adopt the resolutions of the Board approving the redomestication (the “Nevada Redomestication Resolution”), included as Appendix A to this proxy statement, as more fully described in this proposal (the “Nevada Redomestication Proposal”). We call the proposed conversion of the Delaware Corporation into the Nevada Corporation the “Nevada Redomestication.”
Principal Terms of the Nevada Redomestication
The Nevada Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this proxy statement. Approval of this proposal will constitute approval of the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the effectiveness of the Nevada Redomestication:
•The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Madison Square Garden Entertainment Corp.”
•The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After the Nevada Redomestication?—Certain Differences in Stockholder Rights Under Delaware and Nevada Law” below.
•The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and amended bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix C and Appendix D, respectively, to this proxy statement. See “What Changes After the Nevada Redomestication?—Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws” below.
•The Nevada Redomestication will not result in any immediate change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Redomestication).
•Each outstanding share of Class A common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) will be automatically converted into one outstanding share of Class A common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding share of Class B common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock” and together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of Class B common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock” and together with the Nevada Corporation Class A Common Stock, the “Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.
•Stockholders will not need to exchange their existing stock certificates for new stock certificates.
•Each outstanding warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock, as applicable, will continue in existence and automatically become a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions.
•Our Class A common stock will continue to be traded on The New York Stock Exchange under the symbol “MSGE”. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Redomestication.
If our stockholders approve the Nevada Redomestication, we anticipate that the Nevada Redomestication will become effective (the “Effective Time”) as soon as practicable following the special meeting.
In connection with the Nevada Redomestication, the Company intends to make filings with the Nevada Secretary of State and the Delaware Secretary of State and does not anticipate making any other filings to effect the Nevada Redomestication.
The Nevada Redomestication may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
Background of the Proposal
General
As part of their ongoing oversight, direction and management of the Company’s business, our Board and management have, from time to time, reviewed the Company’s jurisdiction of incorporation. These discussions have been in response to a number of factors, including, most recently, views regarding the legal landscape in Delaware.
Like many corporations, Madison Square Garden Entertainment Corp. was originally incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined legal environment. Because of the extensive experience of the Delaware courts and considerable body of judicial decisions, Delaware has garnered the reputation of offering corporations greater guidance on matters of corporate governance and transaction liability issues.
However, the increasingly litigious environment facing corporations, especially ones with controlling stockholders, has created unpredictability in decision-making. For example, in 2024, the Delaware Supreme Court determined in In re Match Group, Inc. Derivative Litigation, 315 A.3d 446 (Del. 2024) that all transactions involving a controlling stockholder receiving a non-ratable benefit are presumptively subject to entire fairness review (i.e., Delaware’s most stringent standard) unless the transaction complies with the strictures set out in Kahn v. M&F Worldwide Corporation, 88 A.3d 635 (Del. 2014) (“MFW”). The Match Group decision confirmed what corporate and legal communities had viewed in recent years as an expansion in Delaware of the application of MFW, a case originally establishing the requirements that must be followed to lower the standard of review for freeze-out merger transactions between a controlled corporation and its controlling stockholder from entire fairness to the deferential business judgment standard. In March 2025, Delaware lawmakers amended the DGCL to provide that a controlling stockholder transaction that does not constitute a “going private transaction” is entitled to statutory safe harbor protection if it is approved in good faith by a committee consisting of a majority of disinterested directors or approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to the committee approving, or the disinterested stockholders voting on, the transaction. Although these amendments are intended to enable boards of directors and controlling stockholders to negotiate and structure transactions with more legal certainty, interpretative questions will remain as prior doctrines are reconciled with the new statutory mandates.
The Company does not have any meaningful nexus to Delaware, other than Delaware being its state of incorporation. In addition, the Company’s franchise tax obligations to Delaware have become significant, amounting to $250,000 in the most recent year, whereas annual business license and filing fees in Nevada are approximately $1,500.
By redomesticating the Company from Delaware to Nevada, we believe we will be better suited to take advantage of business opportunities and that Nevada law can better provide for our ever-changing business needs and lowers our ongoing administrative expenses. Accordingly, our Board believes that it is in our and our stockholders’ best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Nevada Redomestication to our stockholders.

The Board of Directors’ Evaluation of the Nevada Redomestication
At a meeting held on March 24, 2025, our Board discussed the Company’s potential redomestication. As part of this discussion, management outlined reasons for considering a redomestication from Delaware to Nevada, including:
•More predictability and certainty in decision-making; and
•Reducing risk of opportunistic litigation against the Company, and its directors and officers, which can be time-consuming, burdensome and expensive.
For additional detail on each of the above points considered by the Board, see “Reasons for the Nevada Redomestication” section below.
At that meeting, the Board also reviewed with management and discussed recent developments, including (i) the recent decision of the Delaware Supreme Court in Maffei v. Palkon holding that the decision of the Tripadvisor, Inc. board of directors to redomesticate the company from Delaware to Nevada is subject to the deferential business judgment rule standard of review and not the significantly more onerous entire fairness standard and (ii) the recent introduction by the Delaware General Assembly of amendments to the DGCL to address some of the recent developments under Delaware law described above with an intention of creating more certainty in Delaware corporate law. Management also outlined certain considerations associated with a redomestication from Delaware to Nevada, including:
•Extensive Delaware case law and its established court system; and
•Certain differences between Delaware and Nevada law.
On April 7, 2025, our Board again met to discuss and evaluate the Company’s potential redomestication to Nevada, including discussion of (i) the factors described above, (ii) the expected savings from not having to pay a franchise tax in Delaware and (iii) transaction costs, including legal and transactional costs, potential media scrutiny and litigation costs if there are challenges to the redomestication and (iv) the adoption by the Delaware General Assembly of the amendments to the DGCL discussed above.
Recommendation of the Board of Directors
Following its meetings and discussions, our Board determined the Nevada Redomestication is in the best interests of the Company and its stockholders. On April 7, 2025, our Board approved the Nevada Redomestication, adopted the Nevada Redomestication Resolution, directed that the Nevada Redomestication be submitted for consideration by our stockholders at the special meeting and recommended that our stockholders approve the Nevada Redomestication (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Redomestication Resolution. Pursuant to Section 266 of the DGCL, the Nevada Redomestication Resolution is hereby submitted for adoption by the stockholders of the Company, with the recommendation of the Board that stockholders vote for the Nevada Redomestication Resolution.

Reasons for the Nevada Redomestication
Our Board believes that there are several reasons the Nevada Redomestication is in the best interests of the Company and its stockholders.
Nevada Law Provides More Predictability and Certainty in the Underlying Laws that Impact Decision-Making
We believe that Nevada can offer more predictability and certainty in decision-making because of its statutory regime. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by case law, Nevada codifies the fiduciary duties of directors and officers and provides for a statutory business judgment rule. In turn, Nevada courts follow a more predictable statute-based approach to director and officer duties that is less dependent on judicial interpretation. Nevada’s statutory business judgment rule presumes that directors and officers acted in good faith and on an informed basis and allows for director or officer liability only when the plaintiff affirmatively rebuts the presumption and demonstrates that the fiduciary duty breach involved intentional misconduct, fraud, or a knowing violation of law. In contrast to Delaware, Nevada law does not impose situation-specific conditions, such as requiring that interested transactions be both recommended by a disinterested committee of independent directors and subject to a “majority of the minority” vote, in order to benefit from the protection of the statutory business judgment rule.

The Nevada Redomestication is expected to provide greater flexibility in connection with certain corporate transactions. It should be noted that the Nevada Redomestication is not being effected to prevent an ultimate sale of the company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Nevada Redomestication, the Nevada Corporation will (i) become subject to the Nevada business combination statutes in the same manner that the Delaware Corporation is subject to the Delaware business combination statute, with the same exemptive approval applied to members of the group of controlling stockholders that has the effect of making the statute inapplicable to transactions between the Company and current and future members of the Dolan family group, and (ii) opt out of the Nevada control share acquisition statutes, which have no counterpart in Delaware. Business combination statutes and control share acquisition statutes may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Nevada Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Certain Considerations Associated with the Nevada Redomestication—Certain Differences Between Delaware and Nevada Law” below.
The Nevada Redomestication Reduces the Risk of Opportunistic Litigation Against the Company, and its Directors and Officers, Which Can be Time-Consuming, Burdensome and Expensive
We believe the Nevada Redomestication will result in less opportunistic litigation against the Company and our directors and officers, which in turn will better allow our directors and officers to focus on the business and save the Company the costs of such litigation. Although the DGCL was recently amended to, among other things, increase protections for directors and officers of a corporation and provide more certainty in Delaware corporate law, we believe Nevada strikes a better balance between the benefits and costs of litigation to the Company and its stockholders than does Delaware. This is because Nevada has a statute-focused approach to corporate law whereas Delaware’s approach continues to depend significantly upon judicial interpretation and judge-made laws that has lent itself to greater uncertainty.
The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses. This risk is particularly acute for companies, such as ours, that have controlling stockholders. Historically, the absence of statutory bright-line standards in Delaware for transactions that involved a controlling stockholder has encouraged law firms to test new theories of liability and broaden the definition of what transactions should be deemed conflicted and how strict the standards should be for reviewing such transactions. The amount of time and money required to respond to and to defend these matters could be substantial. These costs are often borne by the Company’s stockholders through, among other things, indemnification obligations, distraction to Company management and employees and increased insurance premiums. Although recent amendments to the DGCL establish new standards for transactions involving controlling stockholders, as discussed above under “Background of the Proposal—General,” interpretative questions will remain.
The DGCL permits a corporation to adopt provisions limiting or eliminating the liability of a director (or, based on more recent amendments to the DGCL that would require an amendment to the Delaware Charter in order to apply to the Company, an officer) to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Nevada’s statutes permit a broader exclusion of individual liability of both officers and directors to a company and its stockholders. Nevada law provides for an exclusion of damages as a result of any director’s or officer’s act or failure to act, unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company has been rebutted and it is proven that the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties in that capacity and such breach involved intentional misconduct, fraud or a knowing violation of law. Because the Nevada exculpation statutes do not distinguish between different types of fiduciary duties (unlike the DGCL, which excludes breaches of the duty of loyalty), Nevada law permits a corporation to eliminate liability of directors or officers for a breach of the duty of loyalty unless it is proven that such breach involved intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers.
As a result of reducing the risk of lawsuits being filed against us and our directors and officers, our Board believes that the Nevada Redomestication may help us attract and retain qualified directors and officers for the Company.

As discussed below, Nevada law also takes a different approach than Delaware with respect to stockholder inspection rights. Although the DGCL was recently amended to narrow the scope of materials that corporations may be required to provide to stockholders and establish additional procedural requirements for stockholder inspections, we believe Nevada law has a better balance between stockholder rights to accountability and mitigating the unmeritorious use of inspection rights.
Expected Savings From Not Having to Pay a Franchise Tax in Delaware
We anticipate state tax savings of almost $250,000 as a Nevada corporation instead of a Delaware corporation. For the most recent franchise tax period, the Company paid $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Redomestication is completed. If the Nevada Redomestication is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500 plus the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $950, for a total of $1,450.
Certain Considerations Associated with the Nevada Redomestication
Although our Board believes that the Nevada Redomestication is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Redomestication will result in the benefits described in this proxy statement, including the benefits of or resulting from incorporation under Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Nevada law, see “What Changes After Nevada Redomestication?—Certain Differences in Stockholder Rights Under Delaware and Nevada Law” below.
In considering the Nevada Redomestication, our Board also considered certain associated risks.
Extensive Delaware Case Law and Established Court System
The Delaware Court of Chancery and the Delaware Supreme Court are experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law. Delaware statutory law is regularly updated by the legislature, which meets every year. The Delaware system has long been noted for its expertise.
While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.

Certain investors may be less willing to invest in a corporation incorporated in a jurisdiction other than Delaware, whose corporate laws may be less understood or perceived to be less responsive to stockholder rights or demands.
Certain Differences Between Delaware and Nevada Law
Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially equivalent, at least on balance of the relevant considerations against one another and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Redomestication?—Certain Differences in Stockholder Rights Under Delaware and Nevada Law.” For instance, as further explained below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws, and ledger of record stockholders, subject to certain limitations, if such stockholder holds (or has been authorized by the holders of) at least 5% of the outstanding shares of stock of the Nevada corporation, or has been a stockholder of record for at least six months immediately preceding the demand. In addition, the NRS provides that a stockholder of record may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds (or has been authorized by the holders of) at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights may not be available for stockholders of publicly traded companies. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, many of our stockholders entitled to make a books and records demand today (as stockholders of a Delaware corporation) will not be able to make a similar demand following the Nevada Redomestication.
Our Board has identified a handful of other areas where the rule in Nevada differs in some respect from the rule in Delaware. These are generally procedural in nature. The potentially most important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both states have prohibitions (unless statutorily mandated conditions are met) on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. The Nevada Corporation will become subject to the Nevada business combination statutes in the same manner that the Delaware Corporation is subject to the Delaware business combination statute, with the same exemptive approval applied to members of the group of controlling stockholders that has the effect of making the statute inapplicable to transactions between the Company and current and future members of the Dolan family group.
Transaction Costs and Litigation Risk
We will also incur certain non-recurring costs in connection with the Nevada Redomestication, including certain filing fees and legal and other transaction costs. We may face legal challenges in connection with the Nevada Redomestication, and we may also face additional media scrutiny.

We believe a majority of these costs have already been incurred or will be incurred by the submission of the Nevada Redomestication Proposal to stockholders regardless of whether the Nevada Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Redomestication.
What Changes After the Nevada Redomestication?
The Nevada Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of this proposal will constitute approval of the Nevada Charter and Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Nevada Redomestication. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix E and Appendix F, respectively, to this proxy statement.
Certain Differences in Stockholder Rights Under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Redomestication, the rights of our stockholders will be governed by the NRS, Nevada case law, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as set forth in the NRS, are similar in many respects to those of Delaware, as set forth in the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the stockholders of a Nevada corporation and the corporate governance of a company in Delaware and in Nevada.
The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the DGCL, the Delaware Charter and the Delaware Bylaws, the Nevada Charter and the Nevada Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Nevada Charter and Nevada Bylaws, which opt in to or out of certain determinations as permitted under the NRS.

Issue	Delaware	Nevada
Increasing or Decreasing Authorized Capital Stock
Delaware law does not have a provision permitting the board of directors of a corporation to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders.

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Classified Board of Directors
The DGCL permits a Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If a board of directors is classified, the stockholders elect only one class each year and each class would have a term of office of up to three years.

The NRS permits a Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

Removal of Directors
Under the DGCL, the holders of a majority of shares of each class entitled to vote in an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board of directors is classified, in which case directors may be removed only for cause (unless the certificate of incorporation provides otherwise), or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her.

The NRS requires the vote of the holders of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote in an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removal for cause and removal without cause.

Issue	Delaware	Nevada
Director Independence for Corporate Acts and Transactions
Under the recent amendments to the DGCL, a disinterested director is defined as a director who is not party to the act or transaction being considered and who does not have a material interest in that act or transaction or a material relationship with a person that has a material interest in the act or transaction. A material relationship is defined as a familial, financial, professional, employment or other relationship that would be reasonably expected to impair the objectivity of the director’s judgment when participating in the authorization or approval of the act or transaction at issue.
In addition, under the DGCL, any director of a corporation that has a class of stock listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which that director is not a party if the board of directors has determined that the director satisfies the relevant criteria for determining director independence from the corporation and, if applicable, the controlling stockholder or control group, under any rules promulgated by the applicable exchange. This presumption may only be rebutted by substantial and particularized facts that the director has a material interest in the act or transaction or has a material relationship with a person with a material interest in the act or transaction.

The NRS does not have counterparts to the disinterested director provisions under the DGCL. However, NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” below.

Fiduciary Duties
Under Delaware law, the standards of conduct for directors and officers have mostly developed through Delaware court case law. Generally, directors and officers must exercise a duty of care and a duty of loyalty to the corporation and its stockholders.
In addition, under Delaware law, controlling stockholders of a corporation may owe fiduciary duties to the corporation and its minority stockholders in certain circumstances, including when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power, although the recent amendments to the DGCL do provide that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the duty of care. See “—Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups” below.

Fiduciary duties of directors and officers are codified in the NRS. Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation. The NRS also provides as a matter of law that directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions.
While the express provisions of the NRS do not specify the fiduciary duties of controlling stockholders, the Nevada Supreme Court has acknowledged, without clear delineation, that controlling stockholders do have limited fiduciary duties to minority stockholders, at least in the context of a merger transaction.

Issue	Delaware	Nevada
Reliance
Members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation.

In performing their duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted. Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Issue	Delaware	Nevada
Standard of Judicial Review of Board Decisions
So long as directors properly discharge their fiduciary duties of care and loyalty when managing a corporation, under Delaware case law, their decisions will generally be protected by the presumption of the business judgment rule, under which a court will not second guess an unconflicted business decision made by the board of directors unless such decision cannot be attributed to “any rational business purpose.”
However, in certain circumstances, Delaware courts may instead apply different heightened levels of scrutiny, including in the case of: (i) conflicted transactions, which include transactions involving a controlling stockholder or other related party; (ii) adoption of defensive measures; (iii) actions infringing on the stockholder franchise (i.e., stockholder voting); and (iv) change of control transactions. In those cases, a court will scrutinize not only the board of directors’ decision-making process but also the substance of the decision.
Section 144 of the DGCL provides that a transaction between a corporation and a director or officer who has an interest in that transaction (but that is not a controlling stockholder transaction) is entitled to statutory safe harbor protection if (a) the transaction is approved in good faith and without gross negligence by a majority of disinterested directors on the board or a committee of the board and the material facts regarding the director’s or officer’s relationship with or interest in transaction have been disclosed to the board or board committee approving the transaction or (b) the transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders.
Under the recent amendments to Section 144 of the DGCL, a controlling stockholder transaction that does not constitute a “going private transaction” is entitled to statutory safe harbor protection if it is (a) approved in good faith by a committee consisting of a majority of disinterested directors or (b) approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to the committee approving, or the disinterested stockholders voting on, the transaction.
The “entire fairness” standard of judicial review under Delaware law applies to transactions involving a controlling stockholder for which the safe harbors under amended Section 144 of the DGCL are not available. The entire fairness standard places the burden on the board of directors to demonstrate both fair dealing (i.e., process) and fair price.

NRS 78.138 provides for a statutory business judgment rule, which presumes that directors and officers acted in good faith and on an informed basis and allows for director or officer liability only when the plaintiff affirmatively rebuts the business judgment rule presumption and proves (i) a breach of fiduciary duty and (ii) that the fiduciary breach involved intentional misconduct, fraud or a knowing violation of law.
The statutory business judgment rule is generally the sole standard for any analysis involving fiduciary duty claims against corporate directors and officers in Nevada, regardless of the circumstances or the parties involved in the transactions (including the presence of a controlling stockholder). However, in the narrow circumstances of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. The NRS also expressly provides that this precondition to the application of the business judgment rule does not apply to poison pills or actions that only affect the time of the exercise of stockholders’ voting rights. Neither the NRS nor Nevada case law has precisely delineated the scope or extent of the fiduciary duties of controlling stockholders.
NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or officer who has an interest in that transaction. Under the framework, an interested transaction will not be void or voidable if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved.

Issue	Delaware	Nevada
Considerations by Directors Permitted by Statute
The DGCL does not provide directors with statutory authority to consider any constituencies other than stockholders in making decisions. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on relevant corporate constituencies. The NRS includes a nonexclusive list of such constituencies, which include the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and of the stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

Issue	Delaware	Nevada
Standard of Review for Change of Control Transactions
Under Delaware case law, a decision to seek to sell, or not to sell, a corporation is generally a business decision protected by the business judgment rule.
However, once a board of directors decides to proceed with a sale of the corporation or such a sale becomes inevitable, then under Delaware case law the primary responsibility of the board of directors becomes to obtain the best price reasonably available for stockholders and the board of directors must prioritize this over other goals.
Under the recent amendments to the DGCL, a controlling stockholder transaction constituting a “going private transaction” is entitled to statutory safe harbor protection if it is approved in good faith by a committee consisting of a majority of disinterested directors and approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to both the committee approving, and the disinterested stockholders voting on, the transaction.

Under the NRS, director actions taken in response to a change or potential change in control are generally granted the benefits of the business judgment rule, except with respect to an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, in which case there is a precondition to the application of the business judgment rule, as described above.
The NRS does not have counterparts to the provisions of the DGCL relating to controlling stockholder “going private transactions.” However, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “—Standard of Judicial Review of Board Decisions” above.
In addition, the NRS provides a framework for approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” above.

Issue	Delaware	Nevada
Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups
The DGCL permits a corporation to adopt a provision in its certificate of incorporation limiting or eliminating the monetary liability of a director or officer to a corporation or its stockholders, except with regard to breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, unlawful repurchases or dividends, or improper personal benefit. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a corporation’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
Under the recent amendments to the DGCL, no person who is a controlling stockholder or a member of a control group will be liable in that capacity to a corporation or its stockholders for monetary damages for breach of fiduciary duty other than for (i) a breach of the duty of loyalty to the corporation or the other stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) any transaction for which the person derived an improper personal benefit.
A “controlling stockholder” is defined under the DGCL to mean any person who, together with that person’s affiliates and associates, either (i) owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or (ii) has the power functionally equivalent of that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or for the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation. A “control group” is defined under the DGCL to mean two or more persons who are not controlling stockholders who, by virtue of an agreement, arrangement or understanding between or among those persons, constitute a controlling stockholder.

Under the NRS, a director or officer is not liable unless the presumption that such person acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. In addition, it must be proven both (i) that the act or failure to act constituted a breach of a fiduciary duty as a director or officer and (ii) that such breach involved intentional misconduct, fraud or a knowing violation of law, which is arguably a more stringent burden than a breach of the duty of loyalty or deriving an improper personal benefit under the DGCL. In addition, the NRS provision limiting the personal liability of directors and officers applies to individual liability of directors and officers to the corporation, its stockholders and creditors. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute. Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.
The NRS does not have counterparts to the provisions of the DGCL relating to the liability of controlling stockholders and control groups for breaches of fiduciary duties. However, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “—Standard of Judicial Review of Board Decisions” above.
In addition, the NRS provides a framework for approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” above.

Issue	Delaware	Nevada
Indemnification
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation (and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful).
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

The NRS generally permits a corporation to indemnify any director or officer who acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of an action involving a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for his or her actions under NRS 78.138. Under the statutory indemnification regime under the NRS, the corporation through its stockholders, directors or independent legal counsel must determine that the indemnification is proper.
Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Issue	Delaware	Nevada
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Director Compensation	The DGCL does not have a specific statute on the fairness of director compensation.
The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors (or a committee thereof), without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The NRS provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the meeting, the holders of outstanding stock having at least a majority of the voting power of the capital stock of the corporation, or a different proportion of voting power if required for such action at the meeting, consent to the action in writing. Unlike the DGCL, the NRS does not impose notice requirements in connection with stockholder action by written consent.

Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of a corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Issue	Delaware	Nevada
Restrictions on Business Combinations
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns at least 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66⅔ %) of the outstanding voting stock not owned by the interested stockholder. Companies are entitled to opt out of the business combination provisions.

Unlike Delaware’s three-year moratorium on business combinations, the Nevada combinations statutes impose a two-year moratorium that extends to prohibit a business combination for up to four years, unless certain conditions are met. NRS 78.411 to 78.444, inclusive, regulate combinations more stringently that Section 203 of the DGCL. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by (i) advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by the corporation’s board of directors, (ii) approval of the combination by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, or (iii) the combination meets specified fair value requirements. Finally, after the two-year period, a combination remains prohibited unless (i) the combination or the transaction by which the person first became an interested stockholder is approved in advance by the board of directors as described above, (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (iii) the combination meets specified fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions. Any opt-out of the business combinations provisions of the NRS must be contained in the original articles of incorporation, or an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Issue	Delaware	Nevada
Acquisition of Controlling Interests	Delaware law does not have similar provisions.
Pursuant to Nevada’s “acquisition of controlling interest” statutes (NRS 78.379 – 78.3793), any person who acquires a “controlling interest” in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.
NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

Issue	Delaware	Nevada
Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares (or voting power of the outstanding shares) entitled to vote. The corporation’s board of directors must also approve such transaction.
The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances as under the DGCL, as described in the opposite column.

Issue	Delaware	Nevada
Appraisal or Dissenters’ Rights
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation in a merger if the merger did not require their approval.
In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the action giving rise to appraisal rights.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
Holders of covered securities (generally those that are listed on a national securities exchange) or shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof.
The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.

Issue	Delaware	Nevada
Special Meetings of the Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Special Meetings Pursuant to Petition of Stockholders for Election of Directors
The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum
The DGCL provides that the certificate of incorporation or bylaws may establish quorum requirements, but in no event will a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum requirements: (a) a majority of the shares or voting power of the shares entitled to vote will constitute a quorum at a meeting of stockholders; and (b) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series will constitute a quorum entitled to take action with respect to that vote on that matter.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business.

Issue	Delaware	Nevada
Voting
The DGCL provides that the certificate of incorporation or bylaws may establish voting requirements. If the certificate of incorporation and bylaws are silent as to specific voting requirements: (a) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter will be the act of the stockholders; (b) directors will be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (c) where a separate vote by a class or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting will be the act of such class or series or classes or series. Under the DGCL, if a corporation has classes of stock outstanding that have different voting rights, then references in the DGCL to a majority of other proportion of stock or shares are deemed to refer to such majority or other proportion of the votes of such stock or shares. A bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors cannot be further amended or repealed by the board of directors.

Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

Issue	Delaware	Nevada
Stockholder Inspection Rights
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath if (i) the stockholder’s demand is made in good faith and for a proper purpose (i.e., a purpose reasonably related to a stockholder’s interest as a stockholder), (ii) the stockholder’s demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect and (iii) the books and records sought are specifically related to the stockholder’s purpose.
Books and records are defined under the DGCL to mean the certificate of incorporation; the bylaws; minutes of all meetings of stockholders and the signed consents evidencing all action taken by stockholders without a meeting, in each case for the three years preceding the date of the demand; all communications in writing or by electronic transmission to stockholders generally within the three years preceding the date of the demand; minutes of any meeting of the board of directors or any committee of the board of directors and records of any action of the board of directors or any such committee; materials provided to the board of directors or any committee of the board of directors in connection with actions taken by the board of directors or any such committee; annual financial statements of the corporation for the three years preceding the date of the demand; any agreements with current or prospective stockholders under Section 122(18) of the DGCL; and director and officer independence questionnaires.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are record stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is not for any purpose other than the business of the corporation.
In addition, the NRS grants certain stockholders the right to inspect, make copies of and audit the books of account and financial statements of a corporation for any purpose related to the requesting stockholders’ interest in the corporation as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, this right does not apply with respect to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Issue	Delaware	Nevada
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
Following completion of the Nevada Redomestication, the Company will be governed by the NRS instead of the DGCL, as well as by the Nevada Charter and the Nevada Bylaws. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Nevada Redomestication.
The Nevada Charter and Nevada Bylaws differ in certain respects from the Delaware Charter and Delaware Bylaws. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on those differences that we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter, the Delaware Bylaws, the DGCL and the NRS.

Provision	Delaware	Nevada
Charter Regarding Preferred Stock
The Delaware Charter provides that holders of shares of any preferred stock will not have any voting rights, except as provided in an applicable certificate of designations or as otherwise required by the laws of the State of Delaware.

The Nevada Charter provides that holders of shares of any preferred stock will not have any voting rights, except as provided in an applicable certificate of designation. Except as otherwise stated in an applicable certificate of designation, any right of holders of preferred stock to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) (which relate to reverse stock splits or charter amendments having an adverse effect on a particular series of preferred stock) is specifically denied.

Charter Regarding Limitation of Liability
The Delaware Charter provides that no director of the Company will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the Company or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction from which the director derived an improper personal benefit.

The Nevada Charter provides that the liability of both directors and officers of the Company will be eliminated or limited to the fullest extent permitted by the NRS. Under the NRS, this does not exclude exculpation for breaches of duty of loyalty.

Charter Regarding Dividends and Distributions	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Charter provides that the Company is allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b) (the Company may make a distribution even if its total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved immediately after the time of the distribution, to satisfy the preferential rights upon such dissolution of holders of shares of any class or series of the capital stock of the Company having preferential rights superior to those receiving the distribution).

Charter Regarding Severability of Invalid, Illegal or Unenforceable Provisions	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Charter provides that if any provision(s) of the Nevada Charter are held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Nevada Charter will not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby; and (ii) to the fullest extent permitted by applicable law, the provisions of the Nevada Charter will be construed so as to permit the Company to protect its directors, officers, employees and agents from individual liability.

Provision	Delaware	Nevada
Charter Regarding Indemnification
The Delaware Charter provides that the Company will, to the fullest extent permitted by Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145 of the DGCL and that such right to indemnification will continue as to a person who has ceased to be a director, officer, employee or agent. The right to indemnification will inure to the benefit of a person’s heirs, executors and administrators.

The Nevada Charter provides that the Company will, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to therein or covered thereby. The right to indemnification will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of a person’s heirs, executors and administrators.

Bylaws Regarding Length of Proxies	Under the Delaware Bylaws, no proxy authorized by a stockholder will be valid after three years from the date of its execution unless the proxy provides for a longer period.
The Nevada Bylaws provide that no proxy will be voted or acted upon after six months from its date, unless the proxy provides for a longer period in accordance with the NRS. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Bylaws Regarding Irrevocability of Proxies
The Delaware Bylaws provide that a proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.
The Nevada Bylaws provide that a proxy may be made irrevocable for so long as it is coupled with an interest sufficient in law to support an irrevocable proxy.

Provision	Delaware	Nevada
Bylaws Regarding Removal of Directors
The Delaware Bylaws provide that any or all directors may be removed for cause or without cause by our stockholders by majority vote. However, as long as the Delaware Charter provides that each class of stock, voting separately as a class, elects a certain percentage of directors, a director may be removed without cause by stockholders only by the majority vote of the class of stock, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.

The Nevada Bylaws provide that any or all directors may be removed for cause or without cause by the vote of stockholders representing not less than two-thirds of the voting power of our issued and outstanding stock entitled to vote. However, as long as the Nevada Charter provides that each class of stock, voting separately as a class, elects a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the holders of the class of stock representing not less than two-thirds of the voting power of the issued and outstanding shares of such class of stock entitled to vote, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.

Bylaws Regarding Actions by Written Consent of the Board	Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee consent thereto in writing.
Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee consent thereto in writing, other than any director abstaining in writing pursuant to and in accordance with NRS 78.315(2).

Bylaws Regarding Officers
Under the Delaware Bylaws, the directors may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine.

Under the Nevada Bylaws, the directors are required to elect the officers required by the NRS (i.e., President, Secretary and Treasurer or the respective equivalents thereof; for example, a Chief Executive Officer in lieu of a President), and may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine.

Provision	Delaware	Nevada
Bylaws Regarding Controlling Interest Statutes	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Bylaws provide that, in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Company will not apply to the Company or to any acquisition of any shares of the Company’s capital stock.

Bylaws Regarding Exclusive Forum for Disputes	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
Under the Nevada Bylaws, the Eighth Judicial District Court of Clark County, Nevada will be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Company or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee or agent of the Company to the Company or its stockholders, (c) any internal action (as defined in NRS 78.046), (d) to interpret, apply, enforce or determine the validity of the Nevada Charter or the Nevada Bylaws or (e) asserting a claim governed by the internal affairs doctrine. The foregoing forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction to the extent such application would be contrary to law.
In addition, the Nevada Bylaws provide that the federal district courts of the United States will be the exclusive forum for any actions, suits or proceedings brought under the Securities Act of 1933.

Franchise Tax Savings and Filing Fees
For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Redomestication is completed. If we redomesticate in Nevada, our annual fees will consist of an annual state business license fee of $500 plus the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $950, for a total of $1,450. Accordingly, the Nevada Redomestication will result in a net savings by the Company of approximately $248,000 annually.
The annual filing fees to qualify as a foreign jurisdiction in either jurisdiction are immaterial, and there are certain immaterial fees associated with effecting the Nevada Redomestication via conversion.

What Does Not Change After the Nevada Redomestication?
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Nevada Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Nevada Redomestication, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location
The Nevada Redomestication will not result in any immediate change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Redomestication). We intend to maintain our corporate headquarters in New York.
Our management, including all directors and officers, will remain the same in connection with the Nevada Redomestication and will have the same positions with the Nevada Corporation. To the extent that the Nevada Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Nevada. The Nevada Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
No Securities Act Consequences
We will continue to be a publicly held company following completion of the Nevada Redomestication, and our Nevada Corporation Class A Common Stock would continue to be listed on The New York Stock Exchange and traded under the symbol “MSGE”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Nevada Corporation Class A Common Stock as a result of the Nevada Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Redomestication as we and our stockholders were prior to the Nevada Redomestication.

No Material Accounting Implications
We expect that the Nevada Redomestication will have no effect from an accounting perspective. As such, our financial statements previously filed with the SEC will remain our financial statements following the Nevada Redomestication.

No Exchange of Stock Certificates Required
Stockholders will not be required to exchange their current stock certificates for new Nevada Corporation stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock will automatically be converted into one share of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, and your stock certificates will represent the same number of shares of the Nevada Corporation as they represented of the Delaware Corporation. Following the Effective Time, any current stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Nevada Corporation stock certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
Certain Federal Income Tax Consequences
We believe that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company, the Nevada Corporation or the stockholders of the Company who receive the Nevada Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Nevada Redomestication. The aggregate tax basis of the Nevada Corporation Common Stock received by a stockholder of the Company as a result of the Nevada Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Nevada Corporation Common Stock held by that stockholder as a capital asset at the time of the Nevada Redomestication. Each stockholder’s holding period of shares of Nevada Corporation Common Stock received in the Nevada Redomestication will include the holding period of the shares of Delaware Corporation Common Stock converted into those shares of Nevada Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Nevada Redomestication.
This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Nevada Redomestication under all applicable tax laws.
This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received rulings from the Internal

Revenue Service regarding the consequences of the Nevada Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the Nevada Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Additional Information
Regulatory Matters
The Nevada Redomestication will not be consummated until after stockholder approval is obtained. If stockholder approval is obtained, we will obtain all required consent of government authorities, including the filing of the Nevada Articles of Conversion, the Nevada Charter and the Delaware Certificate of Conversion.
Appraisal Rights
Holders of our Delaware Corporation Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Redomestication described in this proposal.
If the Nevada Redomestication is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) do not vote in favor of the approval of the Nevada Redomestication; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Redomestication under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Delaware Corporation Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Delaware Corporation Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Nevada Redomestication is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Delaware Corporation Class B Common Stock to us prior to the vote on the approval of the Nevada Redomestication; (2) do not vote, in person or by proxy, in favor of the proposal to approve the Nevada Redomestication; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Delaware Corporation Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Nevada Corporation Class B Common Stock set forth in the Plan of Conversion, for the “fair value” of their shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Redomestication, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Redomestication to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a proposed conversion is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes our notice to the holders of record and beneficial owners of our Delaware Corporation Class B Common Stock that appraisal rights are available in connection with the Nevada Redomestication, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Redomestication, any holder of record or beneficial owner of shares of our Delaware Corporation Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Nevada Corporation Class B Common Stock described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Delaware Corporation Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Delaware Corporation Class B Common Stock must do ALL of the following:
•such person must not vote in favor of the proposal to approve the Nevada Redomestication;
•such person must deliver to us a written demand for appraisal before the vote on the Nevada Redomestication at the special meeting; and
•such person must continuously hold of record or beneficially own the shares of our Delaware Corporation Class B Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).
As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Redomestication, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the approval of the Nevada Redomestication or abstain.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, before the vote on the approval of the Nevada Redomestication at the special meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the approval of the Nevada Redomestication. A vote in favor of the approval of the Nevada Redomestication, in person at the special meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Redomestication, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the approval of the Nevada Redomestication or abstain from voting on the approval of the Nevada Redomestication. Neither voting against the approval of the Nevada Redomestication nor abstaining from voting or failing to vote on the proposal to approve the Nevada Redomestication will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval of the Nevada Redomestication. A proxy or vote against the approval of the Nevada Redomestication will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the approval of the Nevada Redomestication at the special meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Delaware Corporation Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Madison Square Garden Entertainment Corp.
Two Penn Plaza
New York, New York 10121
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Nevada Corporation Class B Common Stock within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Nevada Corporation Class B Common Stock being offered pursuant to the Plan of Conversion.
Notice by the Converted Corporation
If the Nevada Redomestication is completed, within ten days after the Effective Time, the converted corporation will notify each stockholder (including any beneficial owner) who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the approval of the Nevada Redomestication, that the Nevada Redomestication has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock. Accordingly, any persons who desire to have their shares of Delaware Corporation Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Delaware Corporation Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Redomestication and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Redomestication, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Nevada Corporation Class B Common Stock they would receive pursuant to the Nevada Redomestication if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REDOMESTICATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REDOMESTICATION. We do not anticipate offering more than the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Delaware Corporation Class B Common Stock is less than the value of the Nevada Corporation Class B Common Stock to be issued in connection with the Nevada Redomestication. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Delaware Corporation Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Delaware Corporation Class B Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Delaware Corporation Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of April 17, 2025, we had 14 holders of record of our Delaware Corporation Class B Common Stock and 6,866,754 shares of our Delaware Corporation Class B Common Stock outstanding.
Interest of Certain Persons
Our Board believes that the corporate laws of the state of Delaware and the state of Nevada are substantially equivalent as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board considered if redomestication to Nevada would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. Our Board noted that there is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers. However, others may allege, and stockholders should be aware in voting on the Nevada Redomestication Proposal, that our directors and executive officers may be considered to have interests in the Nevada Redomestication that are different from, or in addition to, the interests of the stockholders generally. Our Board has considered these potential interests, among other matters, in reaching the decision to approve the Nevada Redomestication and to recommend that our stockholders vote in favor of this proposal.

Vote Required
Assuming a quorum is present, this proposal will be approved if a majority of the voting power of our outstanding shares of stock entitled to vote thereon is voted for this proposal (i.e., for the approval of the Nevada Redomestication and the adoption of the Nevada Redomestication Resolution). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
Recommendation of our Board of Directors
The Board unanimously recommends that you vote FOR the approval of the Nevada Redomestication and the adoption of the Nevada Redomestication Resolution.

STOCK OWNERSHIP TABLE
The table sets forth, to the best of the Company’s knowledge and belief, certain information as of March 28, 2025 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person that beneficially holds more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company identified in the Company's Proxy Statement on Schedule 14A filed with the SEC on October 25, 2024.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	1,483,193	3.6%	64.0%
	Class B Common Stock	6,866,754	100.0%
James L. Dolan (3)(4)(6)(17)(22) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	620,872	1.5%	20.5%
	Class B Common Stock	2,187,357	31.9%
Thomas C. Dolan (3)(5)(7)(18)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	396,582	1.0%	10.6%
	Class B Common Stock	1,120,913	16.3%
Brian G. Sweeney (3)(5)(8)(11)(20)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	84,938	*	9.5%
	Class B Common Stock	1,025,922	14.9
Paul J. Dolan (3)(5)(9)(16)(17)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	129,885	*	15.9%
	Class B Common Stock	1,722,232	25.1%
Marianne Dolan Weber (3)(5)(10)(19)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	99,973	*	10.1%
	Class B Common Stock	1,096,578	16.0%
Charles P. Dolan (5)	Class A Common Stock	19,971	*	*
	Class B Common Stock	—	—
Ryan T. Dolan (4)(5)	Class A Common Stock	2,144	*	*
	Class B Common Stock	—	—
Quentin F. Dolan (5)	Class A Common Stock	13,546	*	*
	Class B Common Stock	—	—
Martin Bandier (5)	Class A Common Stock	9,869	*	*
	Class B Common Stock	—	—
Donna M. Coleman (5)	Class A Common Stock	12,307	*	*
	Class B Common Stock	—	—
Frederic V. Salerno (5)	Class A Common Stock	12,348	*	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Laura Franco (4)	Class A Common Stock	5,265	*	*
	Class B Common Stock	—	—
Philip G. D’Ambrosio (4)	Class A Common Stock	12,192	*	*
	Class B Common Stock	—	—
Michael J Grau (4)	Class A Common Stock	17,948	*	*
	Class B Common Stock	—	—
David F. Byrnes (4)	Class A Common Stock	22,307	*	*
	Class B Common Stock	—	—
Jamal H. Haughton (4)	Class A Common Stock	4,368	*	*
	Class B Common Stock	—	—
Courtney M. Zeppetella (4)	Class A Common Stock	877	*	*
	Class B Common Stock	—	—
All current executive officers and directors as a group (3-10)	Class A Common Stock	1,375,550	3.4%	55.0%
	Class B Common Stock	5,895,162	85.9%
Deborah A. Dolan-Sweeney (3)(5)(8)(11)(20)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	84,938	*	9.5%
	Class B Common Stock	1,025,922	14.9%
Kathleen M. Dolan (3)(12)(17-21)(26) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	196,412	*	31.3%
	Class B Common Stock	3,393,423	49.4%
Mary S. Dolan (3)(13)(20)(22-26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	66,869	*	36.6%
	Class B Common Stock	3,985,993	58.0%
Matthew J. Dolan (3)(14)(18)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	46,357	*	8.5%
	Class B Common Stock	918,575	13.4%
Corby Dolan Leinauer (3)(15)(22-26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	36,313	*	32.3%
	Class B Common Stock	3,521,601	51.3%
Charles F. Dolan 2009 Revocable Trust (3)(9)(16) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	—	—	3.1%
	Class B Common Stock	341,684	5.0%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(6)(9)(12)(17) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	44,342	*	8.4%
	Class B Common Stock	916,156	13.3%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(7)(12)(14)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	20,156	*	4.3%
	Class B Common Stock	468,423	6.8%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(10)(12)(14)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.1%
	Class B Common Stock	450,152	6.6%
Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney (3)(8)(11)(12)(13)(20) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	24,187	*	4.3%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(9)(12)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.3%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(6)(13)(15)(22) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	9.6%
	Class B Common Stock	1,046,565	15.2%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(7)(13)(15)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	6,718	*	6.0%
	Class B Common Stock	652,490	9.5%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(10)(13)(15)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	5.9%
	Class B Common Stock	646,426	9.4%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(11)(13)(15)(25) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	5.1%
	Class B Common Stock	561,530	8.2%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(12)(13)(15)(26) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	5.6%
	Class B Common Stock	614,590	9.0%
Ariel Investments, LLC (27) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	Class A Common Stock	7,604,543	18.8%	7.0%
	Class B Common Stock	—	—
The Vanguard Group (28) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock	3,625,502	8.9%	3.3%
	Class B Common Stock	—	—
BlackRock, Inc. (29) 50 Hudson Yards New York, NY 10001	Class A Common Stock	2,937,212	7.2%	2.7%
	Class B Common Stock	—	—
Jericho Capital Asset Management L.P. (30) 510 Madison Avenue, 27th Floor New York, NY 10022	Class A Common Stock	2,303,724	5.7%	2.1%
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Point72 Entities (31) 72 Cummings Point Road Stamford, CT 06902	Class A Common Stock	2,239,248	5.5%	2.1%
	Class B Common Stock	—	—
Channing Capital Management, LLC (32) 10 S. LaSalle St., Suite 2401, Chicago IL 60603	Class A Common Stock	2,061,697	5.1%	1.9%
	Class B Common Stock	—	—
___________________
•Less than 1%.
(1)Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A common stock is exclusive of the shares of Class A common stock that are issuable upon conversion of shares of Class B common stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.
(2)Shares of Class B common stock are convertible into shares of Class A common stock at the option of the holder on a share for share basis. The holder of one share of Class A common stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B common stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A common stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B common stock have the right to elect the remaining members of our Board.
(3)Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as co-trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”) and as sole trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; the Ryan Dolan 1989 Trust; and the Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include Corby Dolan Leinauer, as co-trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as trustee of the CFD 2009 Trust and as co-trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as co-trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as co-trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The

Group Members may be deemed to beneficially own an aggregate of (i) 1,483,193 shares of Class A common stock and (ii) 6,866,754 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,866,754 shares of Class B common stock (representing all outstanding Class B common stock) and the equal number of shares of Class A common stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own 73,493 shares of Class A common stock that are not beneficially owned by Group Members.
(4)Information set forth with respect to Messrs. Grau, Byrnes and Haughton and Ms. Zeppetella, who have separated from the Company, is as of the most recent date such information is available to the Company. With respect to Mr. Byrnes, includes 22,307 vested restricted stock units granted to Mr. Byrnes under the Employee Stock Plan to be settled into shares on March 31, 2025, 90 days after his separation date from Sphere Entertainment Co. Does not include unvested restricted stock units granted under the Employee Stock Plan or the target amount of unvested performance stock units granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 205,895 units; Ryan T. Dolan, 165 units; Philip G. D’Ambrosio, 33,480 units; and Ms. Laura Franco, 27,596 units. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 302,861 units; Ryan T. Dolan, 494 units; Philip G. D’Ambrosio, 45,710 units; Michael J. Grau, 18,214 units; David F. Byrnes, 40,454 units; and Ms. Laura Franco, 12,750 units.
(5)Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units for each of the following individuals is: Messrs. Martin N. Bandier, 12,989 units; Charles P. Dolan, 12,989 units; Paul J. Dolan, 12,989 units; Ryan T. Dolan, 12,989 units; Thomas C. Dolan, 12,989 units; Quentin F. Dolan, 12,989 units; Frederic V. Salerno, 19,454 units; Brian G. Sweeney, 12,989units; Mses. Donna M. Coleman, 12,989 units; and Marianne Dolan Weber, 12,989 units.
(6)James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 542,861 shares of Class A common stock (including 242,375 shares of Class A common stock owned of record personally, options owned of record personally to purchase 299,740 shares of Class A common stock that are exercisable within 60 days of March 28, 2025 and 746 shares of Class A common stock held as custodian for one or more minor children) and 224,636 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 78,011 shares of Class A common stock (including 631 shares of Class A common stock owned jointly with his spouse, 26,320 shares of Class A common stock owned of record personally by his spouse, 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for his benefit and 44,342 shares of Class A common stock owned of record by the Dolan Children Trust for his benefit) and 1,962,721 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 1,046,565 shares of Class B common stock owned of record by the 2009 Family Trust for his benefit and 916,156 shares of Class B common stock owned of record by the Dolan Children Trust for his benefit). He disclaims beneficial ownership of an aggregate of 78,126 shares of Class A common stock (including 746 shares of Class A common stock held as custodian for one or more minor children, 26,320 shares of Class A common Stock owned of record personally by his spouse, 6,718 shares of Class A Common stock owned of record by the 2009 Family Trust for his benefit and 44,342 shares of Class A common stock owned of record by the Dolan Children Trust for his benefit) and 1,962,721 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 1,046,565 shares of Class B common stock owned of record by the 2009 Family Trust for his benefit and 916,156 shares of Class B common stock owned of record by the Dolan Children Trust for his benefit).
(7)Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 369,708 shares of Class A common stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 26,874 shares of Class A common stock (including 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for his benefit and 20,156 shares of Class A common stock owned of record by the Dolan Children Trust for his benefit) and 1,120,913 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 652,490 shares of Class B common stock owned of record by the 2009 Family Trust for his benefit and 468,423 shares of Class B common stock owned of record by the Dolan Children Trust for his benefit). He disclaims beneficial ownership of 26,874 shares of Class A common stock (including 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for his benefit and 20,156 shares of Class A common stock owned of record by the Dolan Children Trust for his benefit) and 1,120,913 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 652,490 shares of Class B common stock owned of record by the 2009 Family Trust for his benefit and 468,423 shares of Class B common stock owned of record by the Dolan Children Trust for his benefit).
(8)Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 40,200 shares of Class A common stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 44,738 shares of Class A common stock (including 10,419 shares of Class A common stock owned personally by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 3,414 shares of Class A common stock held in trusts for his children, for which he serves as trustee, 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for the benefit of his spouse and 24,187 shares of Class A common stock owned by the Dolan Children Trust for the benefit of his spouse) and an aggregate of 1,025,922 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 561,530 shares of Class B common stock owned of record by the 2009 Family Trust for the benefit of his spouse and 464,392 shares of Class B common stock owned of record by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of an aggregate of 44,738 shares of Class A common stock, (including 10,419 shares of Class A common stock owned personally by his spouse, 3,414 shares of Class A common stock held in trusts for his children, for which he serves as trustee, 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for the benefit of his spouse and 24,187 shares of Class A common stock owned by the Dolan Children Trust for the benefit of his spouse) and an aggregate of 1,025,922 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 561,530 shares of Class B common stock owned of record by the 2009 Family Trust for the benefit of his spouse and 464,392 shares of Class B common stock owned of record by the Dolan Children Trust for the benefit of his spouse).
(9)Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 61,356 shares of Class A common stock (including 15,147 shares of Class A common stock owned of record personally and 46,209 shares of Class A common stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee) and 341,684 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the CFD 2009 Trust, for which he serves as trustee, and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,529 shares of Class A common stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 1,380,548 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 114,738 shares of Class A common stock (including 46,209 shares of Class A common stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, an aggregate of 68,529 shares of Class A common stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee) and an aggregate of 1,722,232 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 341,684 shares of Class B common stock owned of record by the CFD 2009 Trust, for which he serves as trustee, and an aggregate of 1,380,548 shares of Class B common stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee).
(10)Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,747 shares of Class A common stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 80,226 shares of Class A common stock (including 49,321 shares of Class A common stock owned of record by the Heartfelt Wings Foundation Inc.,24,187 shares of Class A common stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for her benefit) and 1,096,578 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 646,426 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and 450,152 shares of Class B common stock owned of record by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of an aggregate of 80,226 shares of Class A common stock (including 49,321 shares of Class A common stock owned of record by the Heartfelt Wings Foundation Inc.,24,187 shares of Class A common stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for her benefit) and 1,096,578 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 646,426 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and 450,152 shares of Class B common stock owned of record by the Dolan Children Trust for her benefit).
(11)Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A common stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 74,519 shares of Class A common stock (including 40,200 shares of Class A common stock owned of record personally by her spouse, 3,414 shares of Class A common stock held by trusts for her children, for which her spouse serves as trustee, 6,718 shares of Class A Common stock owned of record by the 2009 Family Trust for her benefit and 24,187 shares of Class A common stock owned of record by the Dolan Children Trust for her benefit) and an aggregate of 1,025,922 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 561,530 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and 464,392 shares of Class B common stock owned of record by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of an aggregate of 74,519 shares of Class A common stock (including 40,200 shares of Class A common stock owned of record personally by her spouse, 3,414 shares of Class A common stock held by trusts for her children, for which her spouse serves as trustee, 6,718 shares of Class A Common stock owned of record by the 2009 Family Trust for her benefit and 24,187 shares of Class A common stock owned of record by the Dolan Children Trust for her benefit) and an aggregate of 1,025,922 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 561,530 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and 464,392 owned of record by the Dolan Children Trust for her benefit).
(12)Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,314 shares of Class A common stock (including 2,378 shares of Class A common stock owned of record personally and 936 shares of Class A common stock held as custodian for one or more minor children) and an aggregate of 15,318 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 7,659 shares of Class B common stock owned of record by the Ryan Dolan 1989 Trust, for which she serves as sole trustee, and 7,659 shares of Class B common stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 193,098 shares of Class A common stock (including 49,321 shares of Class A common stock owned of record by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 3,378,105 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 614,590 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and an aggregate of 2,763,515 shares of Class B common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 194,034 shares of Class A common stock (including 936 shares of Class A common stock held as custodian for one or more minor children, 49,321 shares of Class A common stock owned of record by the Green Mountain Foundation Inc., 6,718 shares of Class A common stock owned of record by the 2009 Family Trust for her benefit and an aggregate of 137,059 shares of Class A common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 3,393,423 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 7,659 shares of Class B common stock owned of record by the Ryan Dolan 1989 Trust, for which she serves as sole trustee, and 7,659 shares of Class B common stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, 614,590 shares of Class B common stock owned of record by the 2009 Family Trust for her benefit and 2,763,515 shares of Class B common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).
(13)Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A common stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 63,416 shares of Class A common stock (including 3,947 shares of Class A common stock owned jointly with her spouse, 24,187 shares of Class A common stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A common stock (including 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), and an aggregate of 33,590 shares of Class A common stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 464,392 shares of Class B common stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B common stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 62,922 shares of Class A common stock (including 3,453 shares of Class A common stock held as custodian for one or more minor children, 24,187 shares of Class A common stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A common stock (including 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), and an aggregate of 33,590 shares of Class A common stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 464,392 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee).
(14)Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,206 shares of Class A common stock (including 619 shares of Class A common stock owned of record personally and 587 shares of Class A common stock held as custodian for a minor child) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,151 shares of Class A common stock (including 480 shares of Class A common stock owned jointly with his spouse, 328 shares of Class A common stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A common stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 45,258 shares of Class A common stock (including 587 shares of Class A common stock held as custodian for a minor child, 328 shares of Class A common stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A common stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.
(15)Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 192 shares of Class A common stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 36,121 shares of Class A common stock (including 154 shares of Class A common stock owned jointly with her spouse, 685 shares of Class A common stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A common stock (including 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), and an aggregate of 33,590 shares of Class A common stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 36,159 shares of Class A common stock (including 192 shares of Class A common stock held as custodian for one or more minor children, 685 shares of Class A common stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A common stock (including 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A common stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), and an aggregate of 33,590 shares of Class A common stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.
(16)Paul J. Dolan is the trustee of the CFD 2009 Trust and has the sole power to vote and dispose of the shares held by the trust.
(17)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(18)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(19)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(20)Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(21)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(22)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(23)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(24)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(25)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(26)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(27)Based upon a Schedule 13G/A (Amendment No. 3) filed with the SEC on February 10, 2025, Ariel Investments, LLC (“Ariel”) beneficially owns 7,604,543 shares of Class A common stock. Ariel has sole voting power over 6,841,828 shares of Class A common stock and sole dispositive power over 7,604,543 shares of Class A common stock.
(28)Based upon a Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group, Inc. (“Vanguard”) beneficially owns 3,625,502 shares of Class A common stock. Vanguard has shared voting power over 66,150 shares of Class A common stock, sole dispositive power over 3,518,457 shares of Class A common stock and shared dispositive power over 107,045 shares of Class A common stock.
(29)Based on a Schedule 13G filed with the SEC on January 26, 2024, BlackRock, Inc. (“BlackRock”) beneficially owns 2,937,212 shares of Class A common stock. BlackRock has sole voting power over 2,885,416 shares of Class A common stock and sole dispositive power over 2,937,212 shares of Class A common stock.
(30)Based upon a Schedule 13G filed with the SEC on February 14, 2024, Jericho Capital Asset Management L.P. and Josh Resnick, personally (together, “Jericho”), beneficially owns 2,303,724 shares of Class A common stock. Jericho has shared voting power over 2,303,724 shares of Class A common stock, and shared dispositive power over 2,303,724 shares of Class A common stock.
(31)Based on a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 14, 2025, Point72 Asset Management, L.P. (“Point72 HoldCo”), Point72 Capital Advisors, Inc. (“Point72 GP”) and Steven A. Cohen, personally (together, the “Point72 Entities”), beneficially own an aggregate of 2,239,248 shares of Class A common stock. The 2,239,248 shares of Class A common stock beneficially owned by the Point72 Entities include 2,239,248 shares of Class A common stock directly held by Point72 Associates L.L.C. (“Point72 Associates”), inclusive of 400,000 shares of Class A common stock issuable upon exercise of options held by Point72 Associates. Pursuant to an investment management agreement, each of Point72 HoldCo, Point72 GP and Steven A. Cohen have shared voting power over 2,239,248 shares of Class A common stock and shared dispositive power over 2,239,248 shares of Class A common stock (each total inclusive of the 400,000 shares of Class A common stock issuable upon exercise of the options).
(32)Based upon a Schedule 13G filed with the SEC on February 13, 2024, Channing Capital Management, LLC (“Channing Capital”) beneficially owns 2,061,697 shares of Class A common stock. Channing Capital has sole voting power over 2,061,697 shares of Class A common stock, and sole dispositive power over 2,061,697 shares of Class A common stock.
As a result of their ownership of all of the shares of Class B Common Stock, certain members of the Dolan family, including certain trusts for the benefit of members of the Dolan family

(collectively, the "Dolan Family Group") are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 76.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.
The holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), certain trusts for the benefit of members of the Dolan family and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of March 28, 2025, the Dolan Parties owned approximately 4.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as approximately 1.3 million shares of Class A Common Stock (inclusive of exercisable options), which represented approximately 3.3% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 11.4% of our Common Stock and 38.6% of the aggregate voting power of our Common Stock.
The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of March 28, 2025, the Children Trusts owned approximately 2.8 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 137,059 shares of Class A Common Stock, which represented approximately 0.3% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 6.1% of our Common Stock and 25.4% of the aggregate voting power of our Common Stock.
In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).
The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Form 10-K”), and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING
Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2025 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2025 annual meeting must submit their proposals to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 27, 2025. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2025 proxy statement.
In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2025 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the 2025 annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.
In addition to satisfying the foregoing requirements under our Amended By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Amended By-Laws.

Mark C. Cresitello Secretary
New York, New York
April [ ], 2025

Appendix A

Resolutions of the Board pursuant to Section 266
of the Delaware General Corporation Law

Resolutions of the Board of Directors of Madison Square Garden Entertainment Corp. Approving the Nevada Redomestication

NEVADA REDOMESTICATION
WHEREAS, the Board of Directors (the “Board”) of Madison Square Garden Entertainment Corp. (the “Company”) is considering redomesticating the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the Company when organized under such laws, the “Nevada Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Nevada Redomestication”);
WHEREAS, upon completion of the Nevada Redomestication, and without any further action on the part of any person, the following would occur:
(a)(i) each validly issued, fully paid and nonassessable share of Class A common stock (including restricted stock, which shall remain restricted on the same terms as currently apply), par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury on the date of the Conversion will automatically be converted into one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share, of the Nevada Corporation, and (ii) each validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury on the date of the Conversion will automatically be converted into one validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share, of the Nevada Corporation;
(b)any warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Class A common stock or other equity securities of the Delaware Corporation, shall be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Class A common stock or other equity securities of the Nevada Corporation; and

(c)the Company’s existing certificate of incorporation and bylaws will be replaced with the Nevada Articles of Incorporation (the “Nevada Charter”) and the Nevada Bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively; and
WHEREAS, the Board has reviewed and considered the Nevada Redomestication, the Plan of Conversion, the Nevada Governing Documents, including a comparison to the Company’s current certificate of incorporation and bylaws and the factors and considerations reflected in the draft proposal (the “Nevada Redomestication Proposal”) included in the draft proxy statement attached hereto under Exhibit D (the “Proxy Statement”) for a special meeting of the stockholders of the Company (the “Special Meeting”), and has determined that approving and effecting the Nevada Redomestication and approving and adopting the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders.
APPROVAL OF NEVADA REDOMESTICATION
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby (a) determines that the Nevada Redomestication, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts the Nevada Redomestication, the Plan of Conversion and the Nevada Governing Documents;
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;
RESOLVED FURTHER, that the Board hereby directs that the Nevada Redomestication (including the Plan of Conversion and Nevada Governing Documents) and these resolutions approving the Nevada Redomestication (the “Nevada Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s Special Meeting, which approval and adoption shall require the affirmative vote of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL;
RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and adopt the Nevada Redomestication Board Resolutions by voting “FOR” the approval of the Nevada Redomestication Proposal at the Special Meeting;
RESOLVED FURTHER, that for purposes of these resolutions, “Authorized Officer” shall mean each of the Executive Chairman and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Senior Vice President, Controller and Principal Accounting Officer, the Secretary, or any Assistant Secretary of the Company or such other officers or employees of the Company as any of the foregoing persons may designate in writing;
RESOLVED FURTHER, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Nevada Redomestication Proposal, including, without limitation, the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and the Nevada Redomestication Board Resolutions in the Company’s proxy materials for the Special Meeting, and

(b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Nevada Redomestication Proposal, including, without limitation, the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and the Nevada Redomestication Board Resolutions, at the Special Meeting; and
RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and adoption of the Nevada Redomestication Board Resolutions by means of approval of the Nevada Redomestication Proposal at the Special Meeting, each Authorized Officer be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Redomestication, including, without limitation, (a) the execution and filing of a certificate of conversion with the Secretary of State of the State of Delaware; (b) the execution and filing of articles of conversion and the Nevada Charter with the Nevada Secretary of State ; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees, taxes or other expenses that may be necessary in connection with the Nevada Redomestication; (e) the submission of all required applications to The New York Stock Exchange or any other applicable stock exchange; (f) the filing of Current Reports on Form 8-K and any other Securities Exchange Commission (the “SEC”) and other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Redomestication; and (g) the execution of new director and officer indemnification agreements with each of the directors and officers of the Company in connection with the Nevada Redomestication, in each case substantially in the form attached hereto as Exhibit E.
SPECIAL MEETING
RESOLVED, that the Board hereby establishes June 9, 2025, beginning at 10:00 a.m., Eastern Time, as the date and time of the Special Meeting;
RESOLVED FURTHER, that the Board hereby establishes that the Special Meeting shall take place solely by means of remote communication via a live webcast;
RESOLVED FURTHER, that the Board hereby establishes the close of business on April 17, 2025 as the Record Date of the Special Meeting; and
RESOLVED FURTHER, that the Board hereby appoints Laura Franco, Philip G. D’Ambrosio and Mark C. Cresitello, and each of them, jointly and severally, as proxies with full power of substitution, to vote all of the stock of the Company as authorized, instructed and stated on the proxy cards at the Special Meeting, including any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutions may do by virtue hereof.
APPROVAL OF SPECIAL MEETING PROXY STATEMENT
RESOLVED, that the Notice of Meeting, Proxy Statement and proxy cards in connection with the Special Meeting , in each case, substantially in the forms attached hereto as Exhibit D and with such changes as any Authorized Officer may deem necessary, desirable or appropriate, or as may be required or requested by the SEC, be, and they hereby are, approved for filing with the SEC; and
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed to complete, execute (personally or by attorney-in-fact) and take any and all actions in connection with the filing of the Notice of Meeting, Proxy Statement and proxy cards in connection with the Special Meeting as any Authorized Officer shall deem necessary, desirable or appropriate to comply with the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.
ADDITIONAL ACTIONS
RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions and other matters contemplated by and the intent and purposes of the foregoing resolutions;
RESOLVED FURTHER, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized and directed, in the name and on behalf of the Company and without further action from the Board, to take any steps in connection with effecting all necessary filings or any amendments thereto with any and all appropriate federal, state and foreign courts or regulatory authorities, and initiating or defending legal proceedings in any federal, state or foreign court or governmental agency, that may be necessary, desirable or appropriate in connection with the Nevada Redomestication or any of the other transactions or matters contemplated by the foregoing resolutions; and
RESOLVED FURTHER, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer.
RATIFICATION OF PRIOR ACTIONS
RESOLVED, that any and all acts or things done by any officer or director of the Company prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of such acts and things hereby are, expressly authorized, approved, adopted, ratified and confirmed in all respects as acts and deeds of the Company.

Appendix B

Plan of Conversion

PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Madison Square Garden Entertainment Corp., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes (as amended, the “NRS”).
RECITALS:
A.The Delaware Corporation is a corporation organized under the DGCL.
B.Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and NRS 92A.195, the Delaware Corporation will be converted to the Nevada Corporation.
C.The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is in the best interests of the Delaware Corporation and its stockholders, (ii) approved and adopted the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws (each as defined below)), and (iii) recommended that the stockholders of the Delaware Corporation approve the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws) and adopt the resolutions of the Board approving the Conversion (the “Board Conversion Resolutions”).
D.The stockholders of the Delaware Corporation have approved the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws) and adopted the Board Conversion Resolutions.
E.The mode of carrying out the Conversion into effect shall be as described in this Plan.
ARTICLE I

THE CONVERSION
1.1    Conversion. At the Effective Time (as defined below), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and NRS 92A.195 (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted, as applicable, the Conversion (including this Plan and the Nevada Articles of Incorporation and Nevada Bylaws) and the Board Conversion Resolutions. The name of the Nevada Corporation shall be Madison Square Garden Entertainment Corp.
1.2    Filings and Recordings. The Delaware Corporation shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 (the “Nevada Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed in accordance with such section, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.
1.3    Effective Time. The Conversion shall become effective upon the later to be filed of, or at the time (if any) designated in, the Delaware Certificate of Conversion and the Nevada Articles of Conversion as the effective time of the Conversion (the “Effective Time”).
ARTICLE II

ORGANIZATION
2.1    Nevada Governing Documents. At the Effective Time, the Articles of Incorporation of the Nevada Corporation, in the form attached hereto as Exhibit A (the “Nevada Articles of Incorporation”), and the Bylaws of the Nevada Corporation, in the form attached hereto as Exhibit B (the “Nevada Bylaws” and, together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.
2.2    Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Nevada Corporation, or their respective stockholders, (i) the Board of Directors of the Nevada Corporation will consist of the same directors of the Delaware Corporation as of immediately prior to the Effective Time, having the same terms of office, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; (ii) each committee of the Board of the Delaware Corporation as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Board of Directors of the Nevada Corporation on the same terms and with the same powers and authority of the Board of the Delaware Corporation as of immediately prior to the Effective Time, and the members of each committee of the Board of the Delaware Corporation as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Board of Directors of the Nevada Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and (iii) the officers of the Nevada Corporation shall be the same officers of the Delaware Corporation as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
ARTICLE III

EFFECT OF THE CONVERSION
3.1    Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the State of Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.
3.2    Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, the holders thereof or any other person, (i) each validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share (the “Delaware Class A Common Stock”), of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share (the “Nevada Class A Common Stock”), of the Nevada Corporation, and (ii) each validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share (the “Delaware Class B Common Stock”), of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share (the “Nevada Class B Common Stock”), of the Nevada Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Class A Common Stock and Nevada Class B Common Stock, respectively, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Nevada Corporation and the transfer agent; and (y) all of the issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock that are in uncertificated book-entry form shall automatically become the number and class of shares of the Nevada Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the transfer agent.
3.3    Conversion of Other Securities. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, the holders thereof or any other person, any warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Delaware Class A Common Stock or other equity securities of the Delaware Corporation, shall constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Class A Common Stock or other equity securities of the Nevada Corporation as the holder of such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right would have been entitled to receive had such holder exercised or converted such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right in full immediately prior to the Effective Time (not taking into account whether such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.

ARTICLE IV

MISCELLANEOUS
4.1    Abandonment or Amendment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation, this Plan may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect.
4.2    Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3    Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provisions of state or local law), and this Plan is hereby adopted as a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
4.4    Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

Appendix C

Nevada Articles of Incorporation

ARTICLES OF INCORPORATION
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
FIRST.        The name of this corporation (hereinafter called the “Corporation”) is “Madison Square Garden Entertainment Corp.” The Corporation is the resulting entity in the conversion of Madison Square Garden Entertainment Corp., a Delaware corporation, into a Nevada corporation and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time, the “NRS”) Chapter 92A.
SECOND.    The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
THIRD.    The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the NRS.
FOURTH.    The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 165,000,000 shares, which shall be divided into the following classes:
(a)120,000,000 shares shall be of a class designated Class A common stock, par value $0.01 per share (“Class A Common Stock”);
(b)30,000,000 shares shall be of a class designated Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”);
(c)15,000,000 shares shall be of a class designated preferred stock, par value $0.01 per share (“Preferred Stock”).
The following is a statement of (a) the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, and (b) the authority expressly vested in the Board of Directors hereunder with respect to the issuance of any series of Preferred Stock:
A.Common Stock.
I.Priority of Preferred Stock.

Each of the Class A Common Stock and Class B Common Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any Certificates of Designation filed with respect to any series of Preferred Stock pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of Section B of this Article FOURTH.
II.Dividends and Other Distributions.
Subject to (a) any other provisions of these articles of incorporation (as amended from time to time, these “Articles of Incorporation”), including, without limitation, Section A.V of this Article FOURTH, and (b) the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided that, subject to Section A.V of this Article, the Board of Directors shall declare no dividend or other distribution, and no dividend or other distribution shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property, unless, simultaneously, the same dividend or other distribution is paid with respect to each share of Class A Common Stock and Class B Common Stock.
III.Voting.
(a)Except as otherwise required (i) by statute, (ii) pursuant to the provisions of these Articles of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, the holders of Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation.
Except in the election of directors of the Corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this Section III) and as otherwise required (i) by statute, (ii) pursuant to the provisions of these Articles of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, the holders of Common Stock shall vote together as a single class; provided, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (1) the authorization or issuance of any additional shares of Class B Common Stock and (2) any amendment, alteration or repeal of any of the provisions of these Articles of Incorporation which adversely affects the powers, preferences or rights of Class B Common Stock. Except as provided in the previous sentence, the number of authorized shares of any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Corporation entitled to vote.

(b)With respect to the election of directors:
(i)If on the record date for notice of any meeting of stockholders of the Corporation at which directors are to be elected by the holders of Common Stock (the “Common Stock Directors”), the aggregate number of outstanding shares of Class A Common Stock is at least 10% of the total aggregate number of outstanding shares of Common Stock, holders of Class A Common Stock shall vote together as a separate class and shall be entitled to elect 25% of the total number of Common Stock Directors; provided, that if such 25% is not a whole number, then the holders of Class A Common Stock, voting together as a separate class, shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of the Common Stock Directors. Subject to subsection (iii) of this Section III(b), holders of Class B Common Stock shall vote together as a separate class to elect the remaining Common Stock Directors;
(ii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class A Common Stock is less than 10% of the total aggregate number of outstanding shares of Common Stock, the holders of Common Stock shall vote together as a single class with respect to the election of the Common Stock Directors and the holders of Class A Common Stock, voting together as a separate class, shall not have the right to elect 25% of the Common Stock Directors, but shall have one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock shall be entitled to ten (10) votes per share for all Common Stock Directors; and
(iii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total aggregate number of outstanding shares of Common Stock, then the holders of Class A Common Stock, voting together as a separate class, shall continue to elect a number of directors equal to 25% of the total number of Common Stock Directors (or the next highest whole number) in accordance with subsection (b)(i) of this Section III and, in addition, shall vote together with the holders of Class B Common Stock, as a single class, to elect the remaining Common Stock Directors, with the holders of Class A Common Stock entitled to one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all Common Stock Directors.
(c)Any vacancy in the office of a Common Stock Director elected by the holders of Class A Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class A Common Stock voting as a separate class, and any vacancy in the office of a Common Stock Director elected by the holders of Class B Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class B Common Stock voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a Common Stock Director elected by either class during the term for which such Common Stock Director was elected, such vacancy may be filled by the remaining directors of such class. Except as provided in the foregoing sentence, any vacancy on the Board of Directors may be filled by a vote of holders of Class A Common Stock or the Common Stock Directors elected thereby if the number of Common Stock Directors elected thereby is then less than 25% of the total number of Common Stock Directors, and otherwise may be filled by a vote of holders of Class B Common Stock or the Common Stock Directors elected thereby; provided, that in each case at the time of the filling of such vacancy, the holders of such class of stock were then entitled to elect directors to the Board of Directors by class vote. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders (at which time such person’s term shall expire) and until such person’s successor has been duly elected and qualified. If the Board of Directors increases the number of directors in accordance with Article FIFTH of these Articles of Incorporation, any newly created directorship may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section III in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of Common Stock Directors, (i) the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of (1) Common Stock Directors elected by the holders of Class A Common Stock, (2) persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock or (3) persons appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock and (ii) each person filling a newly-created directorship is designated either (x) as a Common Stock Director to be elected by holders of Class A Common Stock and is appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock or (y) as a Common Stock Director to be elected by holders of Class B Common Stock and is appointed by Common Stock Directors elected by holders of Class B Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class B Common Stock.
(d)Notwithstanding anything in this Section III to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to these Articles of Incorporation or applicable laws, the holders of Common Stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.
(e)Wherever any provision of these Articles of Incorporation or the bylaws of the Corporation (as amended from time to time, the “Bylaws”) sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.
(f)No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this clause (f), the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.
IV.Conversion Rights.
(a)Subject to the terms and conditions of this Article FOURTH, each share of Class B Common Stock shall be convertible at any time and from time to time, at the option of the holder thereof, at the office of any transfer agent for such Class B Common Stock and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail to so designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and non-assessable share of Class A Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends or other distributions accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends or other distributions on the Class A Common Stock issuable on such conversion; provided, that the foregoing shall not affect the right of any holder of Class B Common Stock on the record date for any dividend or other distribution to receive payment of such dividend or other distribution. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he or she shall surrender the certificate or certificates (if any) for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), or, if the shares to be converted are uncertificated, shall deliver an appropriate instrument or instruction to the office of said transfer agent (or other place as provided above), and, in either case, shall give written notice to the Corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he or she desires the shares of Class A Common Stock to be issued. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the Corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor, if any, and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The Corporation will as soon as practicable thereafter, (i) if the applicable shares of Class A Common Stock are certificated, issue a certificate or certificates for the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and, if less than all of the shares of Class B Common Stock represented by any one certificate are to be converted, issue a new certificate representing the shares of Class B Common Stock not converted, and deliver such certificates at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees, or (ii) if the applicable shares of Class A Common Stock are uncertificated, issue the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and deliver a notice of issuance of the uncertificated shares or other evidence of shares held in book-entry form at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees. Subject to the provisions of subsection (c) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the certificates, if any, or an appropriate instrument or instruction, if applicable, with respect to the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, shares of Class B Common Stock so converted will be canceled and retired by the Corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the Corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.
(b)The issuance of shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such shares are to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or that no such tax is due.
(c)The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.
(d)The Corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock will, upon issue, be fully paid and non-assessable and not entitled to any preemptive rights.
V.Securities Distributions.
(a)The Corporation may declare and pay a dividend or distribution consisting of shares of Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other person (hereinafter sometimes called a “share distribution”) to holders of one or more classes of Common Stock only in accordance with the provisions of this Section V.
(b)If at any time a share distribution is to be made with respect to Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:
(i)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities (as defined below) convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis;
(ii)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and

(iii)a share distribution consisting of any class or series of securities of the Corporation or any other person other than as described in clauses (i) and (ii) of this subsection (b) of this Section V, either (1) on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or (2) on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock; provided, that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than differences in their rights (other than voting rights) consistent in all material respects with the differences between the Class A Common Stock and the Class B Common Stock and difference in their relative voting rights, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such voting rights differ to a greater or lesser extent than the corresponding differences in the voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH); provided, that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such voting rights shall not differ to a greater extent than the corresponding differences in voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH, and provided in each case that such distribution is otherwise made on an equal per share basis, as determined by the Board of Directors in its sole discretion.
For purposes of these Articles of Incorporation, “Convertible Securities” shall mean any securities of the Corporation (other than any class of Common Stock) or any subsidiary thereof that are convertible into, exchangeable for or evidence the right to purchase any shares of any class of Common Stock, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.
VI.Liquidation Rights.
In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment in full of the amounts to be paid to holders of Preferred Stock as set forth in any Certificates of Designation filed with respect thereto, the remaining assets and funds of the Corporation shall be divided among, and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes of this Section VI, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
VII.Reclassifications, Etc.
Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of Common Stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

VIII.Mergers, Consolidations, Etc.
In any merger, consolidation or business combination of the Corporation with or into another corporation, whether or not the Corporation is the surviving corporation, the consideration per share to be received by holders of Class A Common Stock and Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of Common Stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
IX.Rights and Warrants.
In case the Corporation shall issue rights or warrants to purchase shares of capital stock of the Corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of Class A Common Stock and Class B Common Stock must be identical to that received by holders of the other class of Common Stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
B.Preferred Stock.
I.Issuance.
Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a Certificate of Designation providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided and filed with the Nevada Secretary of State.
II.Powers of the Board of Directors.
Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and with respect to each series to set forth in a Certificate of Designation provisions with respect to the issuance of such series, the powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof of the shares of each series of Preferred Stock, including without limitation the following:
(a)The maximum number of shares to constitute such series and the distinctive designation thereof;
(b)Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;
(c)The dividend rate (or method of determining such rate), if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

(d)Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;
(e)The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;
(f)Whether or not the Corporation has an obligation to purchase or redeem shares of such series pursuant to the operation of a retirement or sinking fund or otherwise, and, if so, the prices at which, periods within which and terms or conditions upon which, the shares of such series shall be purchased or redeemed;
(g)Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;
(h)The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Class A Common Stock, the Class B Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or other distributions, or upon liquidation;
(i)The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and
(j)Any other preference and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.
III.Ranking.
All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends or other distributions, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section B.II of this Article FOURTH; and all shares of Preferred Stock shall rank senior to the Common Stock both as to dividends and other distributions, and upon liquidation.
IV.Liquidation Rights.
Except as shall be otherwise stated and expressed in the Certificate of Designation adopted by the Board of Directors with respect to any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends or other distributions on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends or other distributions (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. Except as aforesaid, if, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section IV, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
V.Voting.
Except as shall be otherwise stated and expressed herein or in the Certificate of Designation adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders. For the avoidance of doubt, except as shall be otherwise stated and expressed in the Certificate of Designation adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock, any right of the Preferred Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied.
FIFTH.    The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in its Board of Directors. The number of directors of the Corporation shall be fixed by the Bylaws and may be altered from time to time as provided therein. A director shall be elected to hold office until the expiration of the term for which such person is elected (which shall expire at the next annual meeting of stockholders after such person’s election), and until such person’s successor shall be duly elected and qualified.
SIXTH.    Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of NRS 78.630 et seq. or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.
SEVENTH.    In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws and to adopt any new bylaws; provided, that the Bylaws also may be amended or repealed in any respect, and any new bylaw may be adopted, in each case by the affirmative vote of the holders of at least a majority of the voting power of the outstanding stock of the Corporation entitled to vote in the election of directors.
EIGHTH.    The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented, or by any successor thereto, indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to therein or covered thereby. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be automatically eliminated or limited to the fullest extent permitted by the NRS, as so amended.
No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a person that exists at the time of such amendment, modification or repeal.
NINTH.    In furtherance and not in limitation of NRS 78.140, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction (or joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to NRS 78.315(2)), or solely because such director’s or officer’s vote(s) or consent(s) are counted for such purpose, if:
A.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
B.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

C.The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
TENTH.
A.Certain Acknowledgements; Definitions.
It is recognized that (a) certain directors and officers of the Corporation and its subsidiaries (the “Overlap Persons”) have served and may serve as directors, officers, employees and agents of Sphere Entertainment Co. (“Sphere Entertainment”), Madison Square Garden Sports Corp. and AMC Networks Inc. and their respective subsidiaries and successors (each of the foregoing, including its subsidiaries and successors, is an “Other Entity”), (b) the Corporation and its subsidiaries, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation or its subsidiaries may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service as directors or officers of the Corporation and its subsidiaries of Overlap Persons, and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in this Article TENTH in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Article TENTH will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. Any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article TENTH. References in this Article TENTH to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
B.Duties of Directors and Officers Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.
The Corporation hereby renounces, on behalf of itself and its subsidiaries, to the fullest extent permitted by law, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its subsidiaries, in which the Corporation or any of its subsidiaries could, but for the provisions of this Article TENTH, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to any of its subsidiaries or to give any notice to the Corporation or to any of its subsidiaries regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and/or its subsidiaries, on the one hand, and such Other Entity, on the other hand, the Corporation and its subsidiaries shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) or (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates primarily to a theatrical or arena venue in the United States; provided, that if the conditions in clauses (A) and (B) and the following proviso also are satisfied with respect to Sphere Entertainment, then the Overlap Person shall alternate referring such opportunity to the Corporation and Sphere Entertainment (with the first opportunity after April 20, 2023 being referred to Sphere Entertainment); provided further, that the Corporation or any of its subsidiaries is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the event the Corporation’s board of directors, or a committee thereof, declines to pursue a Restricted Potential Business Opportunity, Overlap Persons shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.
C.Certain Agreements and Transactions Permitted.
No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation and/or any of its subsidiaries, on the one hand, and an Other Entity, on the other hand, before the Corporation ceased to be a direct, wholly-owned subsidiary of Sphere Entertainment shall be void or voidable or be considered unfair to the Corporation or any of its subsidiaries solely because such Other Entity is a party thereto, or because any directors, officers or employees of such Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, or the board of directors, or committee thereof, of any subsidiary of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform, and cause or permit any of its subsidiaries to enter into and perform, one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation, any subsidiary of the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) by any director or officer of the Corporation (or by any director or officer of any subsidiary of the Corporation) who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) to refrain from acting on behalf of the Corporation, any subsidiary of the Corporation or an Other Entity in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and its subsidiaries, and shall be deemed not to have breached his or her duties (including, without limitation, the duty of loyalty) to the Corporation or any of its subsidiaries or any of their respective stockholders, and not to have derived an improper personal benefit therefrom.
D.Amendment of Article TENTH.
No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Article TENTH will have any effect upon (a) any agreement between the Corporation or a subsidiary thereof and any Other Entity, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation or a subsidiary thereof and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation or any subsidiary thereof and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation or any subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
ELEVENTH.    Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).
TWELFTH.    If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby; and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles of Incorporation (including, without limitation, each such portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability.
THIRTEENTH.    To the fullest extent permitted by applicable law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) the Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to the Articles of Incorporation or the

Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.
*    *    *    *

Appendix D

Nevada Bylaws

BYLAWS
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(A NEVADA CORPORATION)
ADOPTED EFFECTIVE AS OF __________, 2025

TABLE OF CONTENTS
Page
Article I Stockholders    D-3
1.    Certificates; Uncertificated Shares    D-3
2.    Fractional Share Interests    D-4
3.    Stock Transfers    D-4
4.    Record Date for Stockholders    D-4
5.    Meaning of Certain Terms    D-4
6.    Stockholder Meetings    D-5
Article II Directors    D-9
1.    Functions and Definitions    D-9
2.    Qualifications and Number    D-9
3.    Election and Term    D-10
4.    Meeting    D-10
5.    Removal of Directors    D-11
6.    Action in Writing    D-11
7.    Executive Committee    D-11
8.    Other Committees    D-12
Article III Officers    D-13
1.    Officers    D-13
2.    Term of Office; Removal    D-13
3.    Authority and Duties    D-13
4.    The Chairman    D-13
Article IV Voting of Stock in Other Companies    D-13
Article V Corporate Seal and Corporate Books    D-13
Article VI Fiscal Year    D-14
Article VII Amendments to Bylaws    D-14
Article VIII Indemnification    D-14
Article IX Inapplicability of Controlling Interest Statutes    D-15
Article X Forum Selection    D-15

BYLAWS
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(A NEVADA CORPORATION)
ARTICLE I

STOCKHOLDERS
1.Certificates; Uncertificated Shares. The shares of stock in the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, to the extent, if any, required by applicable law, every holder of stock in the corporation represented by a certificate shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman, the Chief Executive Officer or Vice Chairman, if any, or by the President, if any, or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him in the corporation. If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.
Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon any statements prescribed by the Nevada Revised Statutes (the “NRS”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates, which may also include a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

2.Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. In lieu thereof it shall either pay in cash the fair value of such fractions of a share, as determined by the Board of Directors, to those entitled thereto or issue scrip in registered form, either represented by a certificate or uncertificated, or bearer form over the manual or facsimile signature of an officer of the corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided. Such scrip may be issued subject to the condition that the same shall become void if not exchanged for certificates representing full shares of stock or uncertificated full shares of stock before a specified date, or subject to the condition that the shares of stock for which such scrip are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip, or subject to any other conditions which the Board of Directors may determine.
3.Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.
4.Record Date for Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment or postponement thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (i) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment or postponement thereof, subject to any applicable limitations under the NRS; provided, however, that the Board of Directors may fix a new record date for the adjourned or postponed meeting.
5.Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the corporation’s articles of incorporation (as amended from time to time, the “articles of incorporation”) confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the NRS confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance of, or the certificate of designation relating to, such Preferred Stock.
6.Stockholder Meetings.
Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.
Location. Annual meetings and special meetings shall be held at such physical location (if any), within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such physical location (unless such meeting is to be held solely by means of remote communication), the meeting shall be held at the registered office of the corporation in the State of Nevada. A meeting of stockholders may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. Annual meetings and special meetings may be called by the Board of Directors only.
Notice or Waiver of Notice. Notice of all meetings shall be given, stating the physical location (if any), date, and hour of the meeting, and the means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided or permitted by the NRS (including, without limitation, NRS 78.370(9)), a copy of the notice of any meeting shall be given, personally or by mail or in such other manner as may be permitted by the NRS, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived. If mailed, such notice shall be deemed to be given when deposited, with postage thereof prepaid, in the United States mail directed to the stockholder at such stockholder’s record address or at such other address which such stockholder may have furnished for such purpose in writing to the Secretary of the corporation. In addition, if stockholders have consented to receive notices by a form of electronic transmission, then such notice, by facsimile telecommunication, or by electronic mail, shall be deemed to be given when directed to a number or an electronic mail address, respectively, at which the stockholder has consented to receive notice. If such notice is transmitted by a posting on an electronic network together with separate notice to the stockholder of such specific posting, such notice shall be deemed to be given upon the later of (i) such posting, and (ii) the giving of such separate notice. If such notice is transmitted by any other form of electronic transmission, such notice shall be deemed to be given when directed to the stockholder. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules of the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (the “Exchange Act”). For purposes of these bylaws (as amended from time to time, these “bylaws”), “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form through an automated process. Notice need not be given to any stockholder who submits a written waiver of notice before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
Adjournments. Any meeting of stockholders, annual or special, may be adjourned or postponed from time to time, to reconvene at the same or some other physical location (if any), and notice need not be given of any such adjourned meeting if the time, physical location, if any, thereof, and the means of remote communication, if any, thereof are announced at the meeting at which the adjournment is taken. At any adjourned or postponed meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment or postponement is for more than thirty days, or if after the adjournment or postponement a new record date is fixed for the adjourned or postponed meeting, a notice of the adjourned or postponed meeting shall be given to each stockholder of record entitled to vote at the meeting.
Stockholder List. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder of record (as defined in NRS 78.010(1)(k)) and the number of shares of each class of capital stock of the corporation registered in the name of each such stockholder of record. Nothing in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a physical location, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and physical location of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger pursuant to NRS 78.105, the list required by this Section or the books of account and financial statements of the corporation (only if and to the extent required by NRS 78.257), or to vote at any meeting of stockholders.
Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting, the Chairman, if any, the Chief Executive Officer, if any, a Vice Chairman, if any, the President, if any, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman for the meeting shall appoint a secretary of the meeting. The presiding officer shall: call the meeting to order; determine when proxies must be filed with the secretary of the meeting; open the polls, establish the time period for which polls remain open and close the polls;

decide who may address the meeting and generally determine the order of business and time for adjournment of the meeting. The presiding officer shall also maintain proper and orderly conduct, and shall take all means reasonably necessary to prevent or cease disruptions, personal attacks or inflammatory remarks at the meeting. In addition to the powers and duties specified herein, the presiding officer shall have the authority to make all other determinations necessary for the order and proper conduct of the meeting.
Proxy Representation. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Such authorization may take any form permitted by the NRS. No proxy shall be voted or acted upon after six months from its date unless such proxy provides for a longer period in accordance with the NRS. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Inspectors. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment or postponement thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares of stock outstanding and the voting power of each; determine the shares of stock represented at the meeting and the validity of proxies and ballots; receive, count and tabulate all votes and ballots; determine, and retain for a reasonable period of time a record of the disposition of, any challenges made to their determinations; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector or inspectors may appoint or retain other entities to assist the inspectors in the performance of their duties.
Quorum. Except as the NRS, the articles of incorporation or these bylaws may otherwise provide, the holders of a majority of the votes represented by the outstanding shares of stock entitled to vote, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at a meeting of stockholders for the transaction of any business; provided, however, that if the articles of incorporation or the NRS provides that voting on a particular action is to be by class, the holders of a majority of the votes, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), represented by the outstanding shares of stock of such class shall constitute a quorum at a meeting of stockholders for the authorization of such action. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, either (i) the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present or represented or (ii) the chairperson of the meeting may on his or her own motion adjourn the meeting from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present and represented, without the approval of the stockholders who are present in person or represented by proxy and entitled to vote and without notice other than announcement at the meeting. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

Voting. Except as otherwise provided in these bylaws, the articles of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof and the certificate of designation relating thereto, and except as otherwise provided by the NRS, at every meeting of the stockholders, each stockholder entitled to vote at such meeting shall be entitled to the number of votes as specified, and to the extent provided for, in the articles of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof and the certificate of designation relating thereto, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes cast by each class of stock, voting separately as a class, shall elect the directors that such class is authorized to elect as specified, and to the extent provided for, in the articles of incorporation. Any other action shall be authorized by a majority of the votes cast (and for the avoidance of doubt, abstentions or broker non-votes are not “votes cast”) except where the articles of incorporation or the NRS prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the NRS.
Advance Notice of Stockholder Proposals. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the corporation at any meeting of stockholders shall be given to the Secretary of the corporation not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. No additional public announcement or disclosure of the date of any annual meeting of stockholders need be made if the corporation shall have previously disclosed, in these bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not duly been given.
Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented, including the text of any resolutions to be presented for consideration by the stockholders, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder’s name and address, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder, a description of any material interest of such stockholder in the proposal (other than as a stockholder) and a description of all agreements, arrangements and understandings between such stockholder, if any, and any other person or persons (including the names of such persons) in connection with the proposal.
Any stockholder desiring to nominate any person for election as a director of the corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the Commission (“Regulation S-K”), such person’s signed consent to serve as a director of the corporation if elected, all other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including the rules and regulations promulgated thereunder), a representation confirming that such nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K and the primary national stock exchange upon which the corporation’s shares are then listed (including for purposes of membership on the audit and compensation committees of the Board of Directors), any compensation or other material agreements, arrangements understandings or relationships between such director nominee and such stockholder or any other person in connection with the nomination, such stockholder’s name and address and the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder. The corporation may also require any nominee to furnish such other information, including completion of the corporation’s director questionnaire, as it may reasonably request.
Any notice delivered with respect to proposals by stockholders and persons nominated for election as directors by stockholders must also include (a) a representation that the stockholder that submitted the notice is a stockholder of record (as defined in NRS 78.010(1)(k)) of the corporation entitled to vote at such meeting of the corporation on the matter proposed and intends to appear in person at such meeting to propose its nomination or other business and (b) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.
As used herein, (i) shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions), (ii) “derivative instrument” shall mean any security or right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation (including, for the avoidance of doubt, any short interest), and (iii) a meeting is “publicly announced or disclosed” if it is announced in a press release issued by the corporation and distributed by a national news service or disclosed in a document publicly filed by the corporation with the Commission.
ARTICLE II

DIRECTORS
1.Functions and Definitions. The business of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The use of the phrase “whole Board of Directors” herein refers to the total number of directors which the corporation would have if there were no vacancies.
2.Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The number of directors constituting the whole Board of Directors shall be at least three. Subject to the foregoing limitation, the number of directors constituting the whole Board of Directors may be fixed from time to time by action of the Board of Directors only, or, if the number is not fixed, the number shall be 12.

3.Election and Term. Except as may be otherwise specified in the articles of incorporation, directors who are elected or appointed at an annual meeting of stockholders, and directors who are elected or appointed in the interim to fill vacancies and newly created directorships, shall hold office for the term of the class for which such directors shall have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from any removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled as provided in the articles of incorporation.
4.Meeting.
Time. Meetings shall be held at such time as the Board of Directors shall fix.
First Meeting. The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same physical location at which the annual meeting of stockholders is held (if the annual meeting of stockholders is held at a physical location), and no notice of such meeting shall be necessary, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and physical location, if any, as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and physical location, if any, as shall be fixed by the consent in writing of all of the directors.
Location. Meetings, both regular and special, shall be held at such physical location, if any, within or without the State of Nevada as shall be fixed by the Board of Directors. A meeting of the Board of Directors may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. No call shall be required for regular meetings for which the time and physical location, if any, have been fixed. Special meetings may be called by or at the direction of the Chairman, if any, a Vice Chairman, if any, the Chief Executive Officer, or the President, if any, or of a majority of the directors in office.
Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and physical location, if any, have been fixed. Written, oral, electronic or any other mode of notice of the time and physical location, if any, and the means of remote communication, if any, by which directors may be deemed to be present in person and vote at such meeting, shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.
Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Quorum and Action. A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum; provided, however, that such majority shall constitute at least one-third (1/3) of the whole Board of Directors. Any director may participate in a meeting of the Board of Directors by means of remote communication by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and physical location, if any (or alternatively, by means of remote communication). Except as herein otherwise provided, and except as otherwise provided by the NRS or the articles of incorporation, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the NRS and these bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.
Chairman of the Meeting. The Chairman, if any and if present and acting, shall preside at all meetings; otherwise, any other director chosen by the Board of Directors shall preside.
5.Removal of Directors. Any or all of the directors may be removed for cause or without cause by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that so long as the articles of incorporation provides that each class of stock, voting separately as a class, shall elect a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the holders of the class of stock representing not less than two-thirds of the voting power of the issued and outstanding shares of such class of stock entitled to vote, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.
6.Action in Writing. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be (other than any director abstaining in writing pursuant to and in accordance with NRS 78.315(2)), consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
7.Executive Committee.
Powers. The Board of Directors may appoint an Executive Committee of the Board of Directors of the corporation of such number of members as shall be determined from time to time by the Board of Directors. The term of office of each member of the Executive Committee shall be co-extensive with the term of such member’s office as a director. Any member of the Executive Committee who shall cease to be a director of the corporation shall ipso facto cease to be a member of the Executive Committee. A majority of the members of the Executive Committee shall constitute a quorum for the valid transaction of business. The Executive Committee may meet at stated times or on two days’ notice by any member of the Executive Committee to all other members, by delivered letter, by mail, by courier service or by email. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of remote communication shall apply to meetings of the Executive Committee. The provisions of Section 6 of this Article II with respect to action taken by a committee of the Board of Directors without a meeting shall apply to action taken by the Executive Committee. The Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, unless and only to the extent otherwise limited by the NRS. The Executive Committee shall have power to make rules and regulations for the conduct of its business. Vacancies in the membership of the Executive Committee shall be filled by the Board of Directors from among the directors at a regular meeting, or at a special meeting held for that purpose.
Chairman and Secretary. The Executive Committee shall elect from its own members a chairman who shall hold office during the term of such person’s office as a member of the Executive Committee. When present, the chairman shall preside over all meetings of the Executive Committee. The Executive Committee shall also elect a secretary of the Executive Committee who shall attend all meetings of the Executive Committee and keep the minutes of its acts and proceedings. Such secretary shall be a member of the Board of Directors and may, but need not, be a member of the Executive Committee.
Minutes. The Executive Committee shall keep minutes of its acts and proceedings which shall be submitted at the next meeting of the Board of Directors, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.
Meetings. The Executive Committee may hold meetings, both regular and special, at a physical location, if any, either within or without the State of Nevada, as shall be set forth in the Notice of the Meeting or in a duly executed Waiver of Notice thereof. A meeting of the Executive Committee may be held solely by means of remote communication as may be designated by the members of the committee from time to time, subject to any limitations or prescriptions relating thereto prescribed by the Board of Directors.
8.Other Committees. The Board of Directors may from time to time, by resolution adopted by affirmative vote of a majority of the whole Board of Directors, appoint other committees of the Board of Directors which shall have such powers and duties as the Board of Directors may properly determine. No such other committee of the Board of Directors shall be composed of fewer than two directors; provided, however, that if a committee appointed by the Board of Directors is initially composed of two or more directors and one or more of such directors are no longer able to serve on the committee due to death, disability, incapacity, resignation from the Board of Directors or failure to meet the qualifications for service on the relevant committee, the committee may continue its appointment with the powers and duties delegated to it by the Board of Directors with less than two directors, unless the Board of Directors determines otherwise. Meetings of such committees of the Board of Directors may be held at any physical location, if any, within or without the State of Nevada, from time to time designated by the Board of Directors or the committee in question. A meeting of a committee of the Board of Directors may be held solely by means of remote communication as may be designated by the members of the committee from time to time, subject to any limitations or prescriptions relating thereto prescribed by the Board of Directors. Such committees may meet at stated times or on two days’ notice by any member of such committee to all other members, by delivered letter, by mail, by courier service or by email. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the members then serving on such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of remote communication shall apply to meetings of such other committees.

ARTICLE III

OFFICERS
1.Officers. The directors shall elect the officers required by the NRS, and may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President” or “Senior Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine. Any number of offices may be held by the same person.
2.Term of Office; Removal. Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor has been elected and qualified. The Board of Directors may remove any officer for cause or without cause.
3.Authority and Duties. All officers, as between themselves and the corporation, shall have such authority and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by these bylaws, or, to the extent not so provided, by the Board of Directors. The Board of Directors may delegate to the Chairman or to the Chief Executive Officer the power and authority to define the authority and duties of any or all of the other officers of the corporation.
4.The Chairman. The Chairman, if any, shall preside at all meetings of the Board of Directors; otherwise, any other director chosen by the Board of Directors shall preside. The Chairman, if any, shall have such additional duties as the Board of Directors may prescribe. As used in these bylaws, the term “Chairman” means the Executive Chairman, if any.
ARTICLE IV

VOTING OF STOCK IN OTHER COMPANIES
Unless otherwise ordered by the Board of Directors, the Chairman, the Chief Executive Officer, a Vice Chairman, the President, a Vice President, the Secretary or the Treasurer shall have full power and authority on behalf of the corporation to attend and to act and vote at any meetings of stockholders of any corporation, or to execute written consents as a stockholder of any corporation, in which the corporation may hold stock and at any such meeting, or in connection with any such consent, shall possess and exercise any and all of the rights and powers incident to the ownership of such stock which as the owner thereof the corporation might have possessed and exercised if present or any of the foregoing officers of the corporation may in his or her discretion give a proxy or proxies in the name of the corporation to any other person or persons, who may vote said stock, execute any written consent, and exercise any and all other rights in regard to it here accorded to the officers. The Board of Directors by resolution from time to time may limit or curtail such power. The officers named above shall have the same powers with respect to entities which are not corporations.
ARTICLE V

CORPORATE SEAL AND CORPORATE BOOKS
The corporate seal, if any, shall be in such form as the Board of Directors shall prescribe.

The books of the corporation may be kept within or without the State of Nevada, at such physical location(s) as the Board of Directors may, from time to time, determine.
ARTICLE VI

FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VII

AMENDMENTS TO BYLAWS
In furtherance and not in limitation of the powers conferred by the NRS and the articles of incorporation, the Board of Directors is expressly authorized to make, alter, amend or repeal these bylaws and to adopt any new bylaws; provided that the bylaws also may be amended or repealed in any respect, and any new bylaw may be adopted, in each case by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the corporation entitled to vote in the election of directors.
ARTICLE VIII

INDEMNIFICATION
A.The corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented (but, in the case of any such amendment or supplement, only to the extent that such amendment or supplement permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment or supplement), or by any successor thereto, from and against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the NRS Law so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.

B.The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of the articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
C.The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.
ARTICLE IX

INAPPLICABILITY OF CONTROLLING INTEREST STATUTES
Notwithstanding any other provision in these bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the corporation shall not apply to the corporation or to any acquisition of any shares of the corporation’s capital stock.
ARTICLE X

FORUM SELECTION
A.To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction, any other state court located within the State of Nevada) shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the articles of incorporation or these bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the articles of incorporation or these bylaws or (e) asserting a claim governed by the internal affairs doctrine.
B.To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation promulgated thereunder (in each case, as amended from time to time); provided, however, that if the foregoing provisions of this Section 10(B) are, or the application of such provisions to any person or any circumstance is, illegal, invalid or unenforceable, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive state court forum for any claim arising under the Securities Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time).

C.Notwithstanding anything to the contrary in these bylaws, the foregoing provisions of this Section 10 shall not apply to any claim seeking to enforce any liability, obligation or duty created by the Exchange Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time) or any other claim for which the federal courts have exclusive jurisdiction to the extent such application would be contrary to law.
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Appendix E

Delaware Second Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MSGE SPINCO, INC.
Pursuant to Sections 242 and 245 of
The General Corporation Law of the State of Delaware
MSGE Spinco, Inc., a Delaware corporation, hereby certifies as follows:
1.The name of the corporation is MSGE Spinco, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was September 15, 2022. The date of filing of its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware was December 20, 2022.
2.This second amended and restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of said corporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by written consent of the holder of all of the outstanding stock entitled to vote thereon and all of the outstanding stock of each class entitled to vote thereon as a class in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
3.The text of the certificate of incorporation is hereby amended and restated to read herein as set forth in full:
“SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
FIRST. The name of this corporation (hereinafter called the “Corporation”) is Madison Square Garden Entertainment Corp.
SECOND. The name and address, including street, number, city and county, of the registered office and registered agent for service of process of the Corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, 19808.
THIRD. The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 165,000,000 shares, which shall be divided into the following classes:

(a)120,000,000 shares shall be of a class designated Class A common stock, par value $0.01 per share (“Class A Common Stock”);
(b)30,000,000 shares shall be of a class designated Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”);
(c)15,000,000 shares shall be of a class designated preferred stock, par value $0.01 per share (“Preferred Stock”).
This Amended and Restated Certificate of Incorporation shall become effective at 11:59 p.m. on April 20, 2023 (the “Effective Time”). At the Effective Time, the shares of common stock, par value $0.01 per share, of the Corporation (“Old Common Stock”), in the aggregate outstanding immediately prior to the Effective Time, shall automatically be reclassified as and converted into an aggregate of 44,713,521 shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock. From and after the Effective Time, certificates that previously represented shares of Old Common Stock (if any) shall, until the same are presented for exchange, represent the number of shares of Class A Common Stock and Class B Common Stock into which such shares of Old Common Stock were reclassified and converted pursuant hereto.
The following is a statement of (a) the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, and (b) the authority expressly vested in the Board of Directors hereunder with respect to the issuance of any series of Preferred Stock:
A.Common Stock.
I.Priority of Preferred Stock.
Each of the Class A Common Stock and Class B Common Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any Certificates of Designations filed with respect to any series of Preferred Stock pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of Section B of this Article FOURTH.
II.Dividends.
Subject to (a) any other provisions of this Certificate of Incorporation including, without limitation, Section A.V of this Article FOURTH, and (b) the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, that, subject to Section A.V of this Article, the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property, unless, simultaneously, the same dividend is paid with respect to each share of Class A Common Stock and Class B Common Stock.
III.Voting.

(a)Except as otherwise required (i) by statute, (ii) pursuant to the provisions of this Certificate of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, the holders of Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation.
Except in the election of directors of the Corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this Section III) and as otherwise required (i) by statute, (ii) pursuant to the provisions of this Certificate of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, the holders of Common Stock shall vote together as a single class; provided, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (1) the authorization or issuance of any additional shares of Class B Common Stock and (2) any amendment, alteration or repeal of any of the provisions of this Certificate of Incorporation which adversely affects the powers, preferences or rights of Class B Common Stock. Except as provided in the previous sentence, the number of authorized shares of any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote.
(b)With respect to the election of directors:
(i)If on the record date for notice of any meeting of stockholders of the Corporation at which directors are to be elected by the holders of Common Stock (the “Common Stock Directors”), the aggregate number of outstanding shares of Class A Common Stock is at least 10% of the total aggregate number of outstanding shares of Common Stock, holders of Class A Common Stock shall vote together as a separate class and shall be entitled to elect 25% of the total number of Common Stock Directors; provided, that if such 25% is not a whole number, then the holders of Class A Common Stock, voting together as a separate class, shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of the Common Stock Directors. Subject to subsection (iii) of this Section III(b), holders of Class B Common Stock shall vote together as a separate class to elect the remaining Common Stock Directors;
(ii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class A Common Stock is less than 10% of the total aggregate number of outstanding shares of Common Stock, the holders of Common Stock shall vote together as a single class with respect to the election of the Common Stock Directors and the holders of Class A Common Stock, voting together as a separate class, shall not have the right to elect 25% of the Common Stock Directors, but shall have one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock shall be entitled to ten (10) votes per share for all Common Stock Directors; and
(iii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total aggregate number of outstanding shares of Common Stock, then the holders of Class A Common Stock, voting together as a separate class, shall continue to elect a number of directors equal to 25% of the total number of Common Stock Directors (or the next highest whole number) in accordance with subsection (b)(i) of this Section III and, in addition, shall vote together with the holders of Class B Common Stock, as a single class, to elect the remaining Common Stock Directors, with the holders of Class A Common Stock entitled to one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all Common Stock Directors.
(c)Any vacancy in the office of a Common Stock Director elected by the holders of Class A Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class A Common Stock voting as a separate class, and any vacancy in the office of a Common Stock Director elected by the holders of Class B Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class B Common Stock voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a Common Stock Director elected by either class during the term for which such Common Stock Director was elected, such vacancy may be filled by the remaining directors of such class. Except as provided in the foregoing sentence, any vacancy on the Board of Directors may be filled by a vote of holders of Class A Common Stock or the Common Stock Directors elected thereby if the number of Common Stock Directors elected thereby is then less than 25% of the total number of Common Stock Directors, and otherwise may be filled by a vote of holders of Class B Common Stock or the Common Stock Directors elected thereby; provided, that in each case at the time of the filling of such vacancy, the holders of such class of stock were then entitled to elect directors to the Board of Directors by class vote. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders (at which time such person’s term shall expire) and until such person’s successor has been duly elected and qualified. If the Board of Directors increases the number of directors in accordance with Article FIFTH of this Certificate of Incorporation, any newly created directorship may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section III in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of Common Stock Directors, (i) the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of (1) Common Stock Directors elected by the holders of Class A Common Stock, (2) persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock or (3) persons appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock and (ii) each person filling a newly-created directorship is designated either (x) as a Common Stock Director to be elected by holders of Class A Common Stock and is appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock or (y) as a Common Stock Director to be elected by holders of Class B Common Stock and is appointed by Common Stock Directors elected by holders of Class B Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class B Common Stock.
(d)Notwithstanding anything in this Section III to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to this Certificate of Incorporation or applicable laws, the holders of Common Stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.

(e)Wherever any provision of this Certificate of Incorporation or the by-laws of the Corporation sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.
(f)From and after the date on which Madison Square Garden Entertainment Corp. (to be renamed Sphere Entertainment Co. effective as of the Effective Time, and referred to herein as “Sphere Entertainment”) first distributes to its stockholders shares of Class A Common Stock and Class B Common Stock pursuant to the Distribution Agreement, dated as of March 29, 2023, between the Corporation and Sphere Entertainment, no action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this clause (f), the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.
IV.Conversion Rights.
(a)Subject to the terms and conditions of this Article FOURTH, each share of Class B Common Stock shall be convertible at any time and from time to time, at the option of the holder thereof, at the office of any transfer agent for such Class B Common Stock and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail to so designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and non-assessable share of Class A Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion; provided that the foregoing shall not affect the right of any holder of Class B Common Stock on the record date for any dividend to receive payment of such dividend. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he or she shall surrender the certificate or certificates (if any) for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), or, if the shares to be converted are uncertificated, shall deliver an appropriate instrument or instruction to the office of said transfer agent (or other place as provided above), and, in either case, shall give written notice to the Corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he or she desires the shares of Class A Common Stock to be issued. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the Corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor, if any, and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The Corporation will as soon as practicable thereafter, (i) if the applicable shares of Class A Common Stock are certificated, issue a certificate or certificates for the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and, if less than all of the shares of Class B Common Stock represented by any one certificate are to be converted, issue a new certificate representing the shares of Class B Common Stock not converted, and deliver such certificates at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees, or (ii) if the applicable shares of Class A Common Stock are uncertificated, issue the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and deliver a notice of issuance of the uncertificated shares or other evidence of shares held in book-entry form at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees. Subject to the provisions of subsection (c) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the certificates, if any, or an appropriate instrument or instruction, if applicable, with respect to the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, shares of Class B Common Stock so converted will be canceled and retired by the Corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the Corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.
(b)The issuance of shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such shares are to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or that no such tax is due.
(c)The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.
(d)The Corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock will, upon issue, be fully paid and non-assessable and not entitled to any preemptive rights.
V.Securities Distributions.
(a)The Corporation may declare and pay a dividend or distribution consisting of shares of Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other person (hereinafter sometimes called a “share distribution”) to holders of one or more classes of Common Stock only in accordance with the provisions of this Section V.
(b)If at any time a share distribution is to be made with respect to Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:
(i)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities (as defined below) convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis;
(ii)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and
(iii)a share distribution consisting of any class or series of securities of the Corporation or any other person other than as described in clauses (i) and (ii) of this subsection (b) of this Section V, either (1) on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or (2) on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock; provided, that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than differences in their rights (other than voting rights) consistent in all material respects with the differences between the Class A Common Stock and the Class B Common Stock and differences in their relative voting rights, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such voting rights differ to a greater or lesser extent than the corresponding differences in the voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH); provided, that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such voting rights shall not differ to a greater extent than the corresponding differences in voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH, and provided in each case that such distribution is otherwise made on an equal per share basis, as determined by the Board of Directors in its sole discretion.
For purposes of this Certificate of Incorporation, “Convertible Securities” shall mean any securities of the Corporation (other than any class of Common Stock) or any subsidiary thereof that are convertible into, exchangeable for or evidence the right to purchase any shares of any class of Common

Stock, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.
VI.Liquidation Rights.
In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment in full of the amounts to be paid to holders of Preferred Stock as set forth in any Certificates of Designations filed with respect thereto, the remaining assets and funds of the Corporation shall be divided among, and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes of this Section VI, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
VII.Reclassifications, Etc.
Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of Common Stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.
VIII.Mergers, Consolidations, Etc.
In any merger, consolidation or business combination of the Corporation with or into another corporation, whether or not the Corporation is the surviving corporation, the consideration per share to be received by holders of Class A Common Stock and Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of Common Stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
IX.Rights and Warrants.
In case the Corporation shall issue rights or warrants to purchase shares of capital stock of the Corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of Class A Common Stock and Class B Common Stock must be identical to that received by holders of the other class of Common Stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
B.Preferred Stock.
I.Issuance.
Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a

Certificate or Certificates of Designations providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided.
II.Powers of the Board of Directors.
Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and with respect to each series to set forth in a Certificate or Certificates of Designations provisions with respect to the issuance of such series, the powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof of the shares of each series of Preferred Stock, including without limitation the following:
(a)The maximum number of shares to constitute such series and the distinctive designation thereof;
(b)Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;
(c)The dividend rate (or method of determining such rate), if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;
(d)Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;
(e)The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;
(f)Whether or not the Corporation has an obligation to purchase or redeem shares of such series pursuant to the operation of a retirement or sinking fund or otherwise, and, if so, the prices at which, periods within which and terms or conditions upon which, the shares of such series shall be purchased or redeemed;
(g)Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;
(h)The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Class A Common Stock, the Class B Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation;
(i)The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and

(j)Any other preference and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.
III.Ranking.
All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section B.II of this Article FOURTH; and all shares of Preferred Stock shall rank senior to the Common Stock both as to dividends and upon liquidation.
IV.Liquidation Rights.
Except as shall be otherwise stated and expressed in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. Except as aforesaid, if, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section IV, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
V.Voting.
Except as shall be otherwise stated and expressed herein or in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock and except as otherwise required by the laws of the State of Delaware, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.
FIFTH. The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in its Board of Directors. The number of directors of the Corporation shall be fixed by the by-laws of the Corporation and may be altered from time to time as provided therein. A director shall be elected to hold office until the expiration of the term for which such person is elected (which shall expire at the next annual meeting of stockholders after such person’s election), and until such person’s successor shall be duly elected and qualified.

SIXTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
SEVENTH. The power to make, alter, or repeal the by-laws, and to adopt any new by-law, shall be vested in the Board of Directors and the stockholders entitled to vote in the election of directors.
EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except that this paragraph shall not eliminate or limit the liability of a director or officer (A) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, (D) for any transaction from which the director or officer derived an improper personal benefit, or (E) with respect to an officer only, in any action by or in the right of the Corporation.
No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a person that exists at the time of such amendment, modification or repeal.
NINTH. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director’s or officer’s votes are counted for such purpose, if:
A.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
B.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
C.The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
TENTH.
A.Certain Acknowledgements; Definitions.
It is recognized that (a) certain directors and officers of the Corporation and its subsidiaries (the “Overlap Persons”) have served and may serve as directors, officers, employees and agents of Sphere Entertainment, Madison Square Garden Sports Corp. and AMC Networks Inc. and their respective subsidiaries and successors (each of the foregoing, including its subsidiaries and successors, is an “Other Entity”), (b) the Corporation and its subsidiaries, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation or its subsidiaries may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service as directors or officers of the Corporation and its subsidiaries of Overlap Persons, and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in this Article TENTH in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Article TENTH will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. Any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article TENTH. References in this Article TENTH to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

B.Duties of Directors and Officers Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.
The Corporation hereby renounces, on behalf of itself and its subsidiaries, to the fullest extent permitted by law, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its subsidiaries, in which the Corporation or any of its subsidiaries could, but for the provisions of this Article TENTH, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to any of its subsidiaries or to give any notice to the Corporation or to any of its subsidiaries regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto, (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and/or its subsidiaries, on the one hand, and such Other Entity, on the other hand, the Corporation and its subsidiaries shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) or (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates primarily to a theatrical or arena venue in the United States; provided, that if the conditions in clauses (A) and (B) and the following proviso also are satisfied with respect to Sphere Entertainment, then the Overlap Person shall alternate referring such opportunity to the Corporation and Sphere Entertainment (with the first opportunity after the date hereof being referred to Sphere Entertainment); provided further, that the Corporation or any of its subsidiaries is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the event the Corporation’s board of directors, or a committee thereof, declines to pursue a Restricted Potential Business Opportunity, Overlap Persons shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.
C.Certain Agreements and Transactions Permitted.
No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation and/or any of its subsidiaries, on the one hand, and an Other Entity, on the other hand, before the Corporation ceased to be a direct, wholly-owned subsidiary of Sphere Entertainment shall be void or voidable or be considered unfair to the Corporation or any of its subsidiaries solely because such Other Entity is a party thereto, or because any directors, officers or employees of such Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, or the board of directors, or committee thereof, of any subsidiary of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform, and cause or permit any of its subsidiaries to enter into and perform, one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation, any subsidiary of the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) by any director or officer of the Corporation (or by any director or officer of any subsidiary of the Corporation) who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) to refrain from acting on behalf of the Corporation, any subsidiary of the Corporation or an Other Entity in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and its subsidiaries, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its subsidiaries or any of their respective stockholders, and not to have derived an improper personal benefit therefrom.
D.Amendment of Article TENTH.
No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Article TENTH will have any effect upon (a) any agreement between the Corporation or a subsidiary thereof and any Other Entity, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation or a subsidiary thereof and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation or any subsidiary thereof and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation or any subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).”

IN WITNESS WHEREOF, MSGE SPINCO, INC. has caused this certificate to be signed by David F. Byrnes, its Executive Vice President and Chief Financial Officer, on the 20th day of April, 2023.

MSGE SPINCO, INC.

By:	/s/ David F. Byrnes
Name: David F. Byrnes Title: Executive Vice President and Chief Financial Officer

Appendix F

Delaware Amended By-laws

AMENDED BY-LAWS
OF
MSGE SPINCO, INC.
(A DELAWARE CORPORATION TO BE RENAMED MADISON SQUARE GARDEN ENTERTAINMENT CORP. AND HEREINAFTER CALLED THE “CORPORATION”)
AMENDED APRIL 20, 2023

TABLE OF CONTENTS
Page
Article I Stockholders    F-3
1.    Certificates; Uncertificated Shares    F-3
2.    Fractional Share Interests    F-3
3.    Stock Transfers    F-4
4.    Record Date for Stockholders    F-4
5.    Meaning of Certain Terms    F-4
6.    Stockholder Meetings    F-4
Article II Directors    F-9
1.    Functions and Definitions    F-9
2.    Qualifications and Number    F-9
3.    Election and Term    F-9
4.    Meeting    F-9
5.    Removal of Directors    F-10
6.    Action in Writing    F-10
7.    Executive Committee    F-10
8.    Other Committees    F-11
Article III Officers    F-12
1.    Officers    F-12
2.    Term of Office; Removal    F-12
3.    Authority and Duties    F-12
4.    The Chairman    F-12
Article IV Voting of Stock in Other Companies    F-12
Article V Corporate Seal and Corporate Books    F-12
Article VI Fiscal Year    F-13
Article VII Control over By-Laws    F-13
Article VIII Indemnification    F-13

AMENDED BY-LAWS
OF
MSGE SPINCO, INC.
(A DELAWARE CORPORATION TO BE RENAMED MADISON SQUARE GARDEN ENTERTAINMENT CORP.)
ARTICLE I

STOCKHOLDERS
1.Certificates; Uncertificated Shares. The shares of stock in the Corporation shall be represented by certificates, provided that the board of directors of the Corporation (the “Board of Directors” or “Board”) may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, to the extent, if any, required by applicable law, every holder of stock of the Corporation represented by such a certificate shall be entitled to have such certificate signed by, or in the name of, the Corporation by the Chairman, if any, the Chief Executive Officer or Vice Chairman, if any, or the President, if any, or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by such holder in the Corporation. If such certificate is countersigned by a transfer agent other than the Corporation or its employee or by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.
Whenever the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the Corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware (the “General Corporation Law”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.
2.Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share. In lieu thereof it shall either pay in cash the fair value of fractions of a share, as determined by the Board of Directors, to those entitled thereto or issue scrip or fractional warrants in registered form, either represented by a certificate or uncertificated, or bearer form over the manual or facsimile signature of an officer of the

Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip or fractional warrants shall not entitle the holder to any rights of a stockholder except as therein provided. Such scrip or fractional warrants may be issued subject to the condition that the same shall become void if not exchanged for certificates representing full shares of stock or uncertificated full shares of stock before a specified date, or subject to the condition that the shares of stock for which such scrip or fractional warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of such scrip or fractional warrants, or subject to any other conditions which the Board of Directors may determine.
3.Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the Corporation shall be made only on the stock ledger of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.
4.Record Date for Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be less than ten days nor more than sixty days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
5.Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the Corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Corporation’s certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.
6.Stockholder Meetings.
Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.

Place. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. A meeting of stockholders may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. Annual meetings and special meetings may be called by the Board of Directors only.
Notice or Waiver of Notice. Notice of all meetings shall be given, stating the place (if any), date, and hour of the meeting, and the means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail or in such other manner as may be permitted by the General Corporation Law, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived. If mailed, such notice shall be deemed to be given when deposited, with postage thereof prepaid, in the United States mail directed to the stockholder at such stockholder’s record address or at such other address which such stockholder may have furnished for such purpose in writing to the Secretary of the Corporation. In addition, if stockholders have consented to receive notices by a form of electronic transmission, then such notice, by facsimile telecommunication, or by electronic mail, shall be deemed to be given when directed to a number or an electronic mail address, respectively, at which the stockholder has consented to receive notice. If such notice is transmitted by a posting on an electronic network together with separate notice to the stockholder of such specific posting, such notice shall be deemed to be given upon the later of (i) such posting, and (ii) the giving of such separate notice. If such notice is transmitted by any other form of electronic transmission, such notice shall be deemed to be given when directed to the stockholder. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules of the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the General Corporation Law. For purposes of these by-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form through an automated process. Notice need not be given to any stockholder who submits a written waiver of notice before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Stockholder List. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder. Nothing in this Section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote at any meeting of stockholders.
Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting, the Chairman, if any, the Chief Executive Officer, if any, a Vice Chairman, if any, the President, if any, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman for the meeting shall appoint a secretary of the meeting. The presiding officer shall: call the meeting to order; determine when proxies must be filed with the secretary of the meeting; open the polls, establish the time period for which polls remain open and close the polls; decide who may address the meeting and generally determine the order of business and time for adjournment of the meeting. The presiding officer shall also maintain proper and orderly conduct, and shall take all means reasonably necessary to prevent or cease disruptions, personal attacks or inflammatory remarks at the meeting. In addition to the powers and duties specified herein, the presiding officer shall have the authority to make all other determinations necessary for the order and proper conduct of the meeting.
Proxy Representation. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Such authorization may take any form permitted by the General Corporation Law. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.
Inspectors. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares of stock outstanding and the voting power of each; determine the shares of stock represented at the meeting and the validity of proxies and ballots; receive, count and tabulate all votes and ballots; determine, and retain for a reasonable period of time a record of the disposition of, any challenges made to their determinations; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector or inspectors may appoint or retain other entities to assist the inspectors in the performance of their duties.
Quorum. Except as the General Corporation Law, the certificate of incorporation or these by-laws may otherwise provide, the holders of a majority of the votes represented by the outstanding shares of stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders for the transaction of any business; provided, however, that if the certificate of incorporation or the General Corporation Law provides that voting on a particular action is to be by class, the holders of a majority of the votes, present in person or represented by proxy, represented by the outstanding shares of stock of such class shall constitute a quorum at a meeting of stockholders for the authorization of such action. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, either (i) the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present or represented or, (ii) the Chairperson of the meeting may on his or her own motion adjourn the meeting from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present and represented, without the approval of the stockholders who are present in person or represented by proxy and entitled to vote and without notice other than announcement at the meeting. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.
Voting. Except as otherwise provided in these by-laws, the certificate of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof, and except as otherwise provided by the General Corporation Law, at every meeting of the stockholders, each stockholder entitled to vote at such meeting shall be entitled to the number of votes as specified, and to the extent provided for, in the certificate of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes cast by each class of stock, voting separately as a class, shall elect the directors that such class is authorized to elect as specified, and to the extent provided for, in the certificate of incorporation. Any other action shall be authorized by a majority of the votes cast except where the certificate of incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law.
Advance Notice of Stockholder Proposals. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the Corporation at any meeting of stockholders shall be given to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. No additional public announcement or disclosure of the date of any annual meeting of stockholders need be made if the Corporation shall have previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.
Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented, including the text of any resolutions to be presented for consideration by the stockholders, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation and each derivative instrument beneficially owned by such stockholder, a description of any material interest of such stockholder in the proposal (other than as a stockholder) and a description of all agreements, arrangements and understandings between such stockholder, if any, and any other person or persons (including the names of such persons) in connection with the proposal.
Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation and each derivative instrument beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the Commission (“Regulation S-K”), such person’s signed consent to serve as a director of the Corporation if elected, all other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including the rules and regulations promulgated thereunder), a representation confirming that such nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K and the primary national stock exchange upon which the Corporation’s shares are then listed (including for purposes of membership on the audit and compensation committees of the Board of Directors), any compensation or other material agreements, arrangements, understandings, or relationships between such director nominee and such stockholder or any other person in connection with the nomination, such stockholder’s name and address and the number and class of all shares of each class of stock of the Corporation and each derivative instrument beneficially owned by such stockholder. The Corporation may also require any nominee to furnish such other information, including completion of the Corporation’s director questionnaire, as it may reasonably request.
Any notice delivered with respect to proposals by stockholders and persons nominated for election as directors by stockholders must also include (a) a representation that the stockholder that submitted the notice is a holder of record of stock of the Corporation entitled to vote at such meeting of the Corporation on the matter proposed and intends to appear in person at such meeting to propose its nomination or other business and (b) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.
As used herein, (i) shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions), (ii) “derivative instrument” shall mean any security or right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (including, for the avoidance of doubt, any short interest), and (iii) a meeting is “publicly announced or disclosed” if it is announced in a press release issued by the Corporation and distributed by a national news service or disclosed in a document publicly filed by the Corporation with the Commission.
ARTICLE II

DIRECTORS
1.Functions and Definitions. The business of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation. The use of the phrase “whole Board of Directors” herein refers to the total number of directors which the Corporation would have if there were no vacancies.
2.Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of 12 persons. Thereafter the number of directors constituting the whole Board of Directors shall be at least three. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the Board of Directors only, or, if the number is not fixed, the number shall be 12.
3.Election and Term. The first Board of Directors shall be elected by the incorporator and shall hold office until the next election of the class for which such directors have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Except as may be otherwise specified in the certificate of incorporation, directors who are elected or appointed at an annual meeting of stockholders, and directors who are elected or appointed in the interim to fill vacancies and newly created directorships, shall hold office for the term of the class for which such directors shall have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled as provided in the certificate of incorporation.
4.Meeting.
Time. Meetings shall be held at such time as the Board of Directors shall fix.
First Meeting. The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same place at which the annual meeting of stockholders is held, and no notice of such meeting shall be necessary, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.
Place. Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board of Directors.
Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman, if any, a Vice Chairman, if any, the Chief Executive Officer, or the President, if any, or of a majority of the directors in office.

Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, electronic or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.
Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Quorum and Action. A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevent such majority, whereupon a majority of the directors in office shall constitute a quorum; provided, however, that such majority shall constitute at least one-third (1/3) of the whole Board of Directors. Any director may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law or the certificate of incorporation, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these by-laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.
Chairman of the Meeting. The Chairman, if any and if present and acting, shall preside at all meetings; otherwise, any other director chosen by the Board of Directors shall preside.
5.Removal of Directors. Any or all of the directors may be removed for cause or without cause by the stockholders; provided, however, that so long as the certificate of incorporation provides that each class of stock, voting separately as a class, shall elect a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the class of stock, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.
6.Action in Writing. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
7.Executive Committee.
Powers. The Board of Directors may appoint an Executive Committee of the Board of Directors of the Corporation of such number of members as shall be determined from time to time by the Board of Directors. The term of office of each member of the Executive Committee shall be co-extensive with the term of such member’s office as director. Any member of the Executive Committee who shall cease to be a director of the Corporation shall ipso facto cease to be a member of the Executive Committee. A majority of the members of the Executive Committee shall constitute a quorum for the valid transaction of business. The Executive Committee may meet at stated times or on two days’ notice by any member of the Executive Committee to all other members, by delivered letter, by mail, by courier service or by email. The provisions of Section 4 of this

Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of a conference telephone or similar communications equipment shall apply to meetings of the Executive Committee. The provisions of Section 6 of this Article II with respect to action taken by a committee of the Board of Directors without a meeting shall apply to action taken by the Executive Committee. The Executive Committee shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, except as limited by the General Corporation Law. The Executive Committee shall have power to make rules and regulations for the conduct of its business. Vacancies in the membership of the Executive Committee shall be filled by the Board of Directors from among the directors at a regular meeting, or at a special meeting held for that purpose.
Chairman and Secretary. The Executive Committee shall elect from its own members a chairman who shall hold office during the term of such person’s office as a member of the Executive Committee. When present, the chairman shall preside over all meetings of the Executive Committee. The Executive Committee shall also elect a secretary of the Executive Committee who shall attend all meetings of the Executive Committee and keep the minutes of its acts and proceedings. Such secretary shall be a member of the Board of Directors and may, but need not, be a member of the Executive Committee.
Minutes. The Executive Committee shall keep minutes of its acts and proceedings which shall be submitted at the next meeting of the Board of Directors, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.
Meetings. The Executive Committee may hold meetings, both regular and special, either within or without the State of Delaware, as shall be set forth in the Notice of the Meeting or in a duly executed Waiver of Notice thereof.
8.Other Committees. The Board of Directors may from time to time, by resolution adopted by affirmative vote of a majority of the whole Board of Directors, appoint other committees of the Board of Directors which shall have such powers and duties as the Board of Directors may properly determine. No such other committee of the Board of Directors shall be composed of fewer than two directors; provided, however, that if a committee appointed by the Board of Directors is initially composed of two or more directors and one or more of such directors are no longer able to serve on the committee due to death, disability or incapacity, the committee may continue its appointment with the powers and duties delegated to it by the Board of Directors with less than two directors, unless the Board of Directors determines otherwise. Meetings of such committees of the Board of Directors may be held at any place, within or without the State of Delaware, from time to time designated by the Board of Directors or the committee in question. Such committees may meet at stated times or on two days’ notice by any member of such committee to all other members, by delivered letter, by mail, by courier service or by email. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the members then serving on such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of a conference telephone or similar communications equipment shall apply to meetings of such other committees.

ARTICLE III

OFFICERS
1.Officers. The directors may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President” or “Senior Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine. Any number of offices may be held by the same person.
2.Term of Office; Removal. Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor has been elected and qualified. The Board of Directors may remove any officer for cause or without cause.
3.Authority and Duties. All officers, as between themselves and the Corporation, shall have such authority and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by these by-laws, or, to the extent not so provided, by the Board of Directors. The Board of Directors may delegate to the Chairman or to the Chief Executive Officer the power and authority to define the authority and duties of any or all of the other officers of the Corporation.
4.The Chairman. The Chairman, if any, shall preside at all meetings of the Board of Directors; otherwise, any other director chosen by the Board of Directors shall preside. The Chairman, if any, shall have such additional duties as the Board of Directors may prescribe. As used in these by-laws, the term “Chairman” means the Executive Chairman, if any.
ARTICLE IV

VOTING OF STOCK IN OTHER COMPANIES
Unless otherwise ordered by the Board of Directors, the Chairman, the Chief Executive Officer, a Vice Chairman, the President, a Vice President, the Secretary or the Treasurer shall have full power and authority on behalf of the Corporation to attend and to act and vote at any meetings of stockholders of any corporation, or to execute written consents as a stockholder of any corporation, in which the Corporation may hold stock and at any such meeting, or in connection with any such consent, shall possess and exercise any and all of the rights and powers incident to the ownership of such stock which as the owner thereof the Corporation might have possessed and exercised if present or any of the foregoing officers of the Corporation may in his or her discretion give a proxy or proxies in the name of the Corporation to any other person or persons, who may vote said stock, execute any written consent, and exercise any and all other rights in regard to it here accorded to the officers. The Board of Directors by resolution from time to time may limit or curtail such power. The officers named above shall have the same powers with respect to entities which are not corporations.
ARTICLE V

CORPORATE SEAL AND CORPORATE BOOKS
The corporate seal shall be in such form as the Board of Directors shall prescribe.
The books of the Corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE VI

FISCAL YEAR
The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VII

CONTROL OVER BY-LAWS
The power to amend, alter, and repeal these by-laws and to adopt new by-laws shall be vested in both the Board of Directors and the stockholders entitled to vote in the election of directors.
ARTICLE VIII

INDEMNIFICATION
A.The Corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in official capacity as a director, officer, employee or agent or alleged action in any other capacity while serving as a director, officer, employee or agent, to the maximum extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article or otherwise.
B.The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the Corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
C.The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69987-S12988-Z89967 For Against Abstain ! !! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal: 1. Approval of the redomestication of the Company to the State of Nevada by conversion. MADISON SQUARE GARDEN ENTERTAINMENT CORP. Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR Proposal 1, as more fully described in the accompanying Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. SCAN TO VIEW MATERIALS & VOTEw MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 8, 2025 (June 4, 2025 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/MSGE2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on June 4, 2025. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 8, 2025 (June 4, 2025 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 8, 2025 (June 4, 2025 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

V69988-S12988-Z89967 Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is available at www.proxyvote.com. CLASS A PROXY CARD MADISON SQUARE GARDEN ENTERTAINMENT CORP. Solicited by the Board of Directors for the Special Meeting of Stockholders on June 9, 2025 The undersigned hereby appoints Laura Franco, Philip D'Ambrosio and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the "Company") which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2025SM, on Monday, June 9, 2025, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR Proposal 1, in the discretion of the proxies, and upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on June 4, 2025 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement of the Company. (Continued and to be signed on the reverse side) FOLD AND DETACH HERE  

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69989-Z89966 For Against Abstain ! !! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal: 1. Approval of the redomestication of the Company to the State of Nevada by conversion. MADISON SQUARE GARDEN ENTERTAINMENT CORP. Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR Proposal 1, as more fully described in the accompanying Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. SCAN TO VIEW MATERIALS & VOTEw MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 8, 2025. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/MSGE2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on June 5, 2025. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 8, 2025. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 8, 2025. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

V69990-Z89966 Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is available at www.proxyvote.com. FOLD AND DETACH HERE   CLASS B PROXY CARD MADISON SQUARE GARDEN ENTERTAINMENT CORP. Solicited by the Board of Directors for the Special Meeting of Stockholders on June 9, 2025 The undersigned hereby appoints Laura Franco, Philip D'Ambrosio and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the "Company") which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2025SM, on Monday, June 9, 2025, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR Proposal 1, in the discretion of the proxies, and upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement of the Company. (Continued and to be signed on the reverse side)